As filed with the Securities and Exchange Commission on January 11, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10405

Alpine Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
3rd Floor
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Management & Research, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577
(Name and address of agent for service)

1-888-785-5578
Registrant's telephone number, including area code

Date of fiscal year end: 10/31/2006

Date of reporting period: 10/31/2006

Item 1. Report to Stockholders.

TABLE OF CONTENTS

Alpine’s Investment Outlook	1

FUND MANAGER REPORTS
Alpine Dynamic Balance Fund	4
Alpine Dynamic Dividend Fund	8
Alpine Dynamic Financial Services Fund	14
Alpine Dynamic Innovators Fund	18
Alpine Municipal Money Market Fund	22
Alpine Tax Optimized Income Fund	24

Schedules of Portfolio Investments	28

Statements of Assets and Liabilities	44

Statements of Operations	46

Statements of Changes in Net Assets	48

Financial Highlights	54

Notes to Financial Statements	62

Report of Independent Registered Public Accounting Firm	71

Additional Information	72

Alpine’s Investment Outlook

Dear Investor:

As 2006 draws to an end, most of the Alpine Funds have enjoyed a fiscal year ended October 31 with strong returns in spite of considerable uncertainty over both geopolitical problems and economic headwinds. We have experienced a broad bond market rally and positive equity markets in the U.S. and abroad. Positive index returns mask what has been quite a volatile year in the capital markets.

Initially, interest rates were driven higher by Federal Reserve Bank rate tightening, then when the Fed went to a neutral stance, bond prices rallied in anticipation of future easing. Oil prices accelerated in response to both mid-summer fears of growing tensions with Iran, as well as the anticipated peak summer driving season and the perceived inexhaustible demand for resources by China. Then, crude oil prices fell from a peak of $77 in August to less than $59 by October 31, eroding the speculative fervor underpinning commodity prices. The dollar initially strengthened during the year as the Fed was raising interest rates, yet it too has fallen back against other currencies as a more cautious view of the U.S. economy’s growth prospects for 2007 has become widespread within the capital markets. The abrupt fall in demand for new homes last spring raised fears that a collapse of home prices would induce a significant slowdown in domestic consumption. Signs of stability in the housing market have alleviated these fears. While lower mortgage costs have helped, another factor has been America’s ability to create new jobs, reflecting the great breadth of our economy, where pockets of previous excess and now current contraction are being offset by stability in other less volatile markets.

The Business Cycle: Growth and Risk

The legacy of ex-Fed Chairman Greenspan’s “Goldilocks Economy’’ is still with us. Even though the long-term decline in inflation and, hence, interest rates since 1981 may have hit bottom in 2003 there are no storm clouds on the horizon which suggest that we have to return to the boom-bust economic cyclicality of the 1970’s. However, the foundations of our current prosperity may be less secure than in the past two decades!

If inflation and interest rates remain at today’s historically moderate levels and modest employment growth can be sustained along with reasonable increases in income, then some of the economic imbalances of the past six years can be either absorbed or ameliorated. Eventually we must reverse the growth in our nation’s current account imbalance which has been propelled by the benefits of cheap imports whose profits have been recycled into relatively low-cost foreign financing of our government’s growing fiscal deficits. We must also shift our country’s popular preference from financing current consumption to expanding our national savings rate in order to protect against future uncertainties. These and other recent trends have left our national economy with much less of a cushion than we enjoyed either five or ten years ago. These concerns have been exacerbated by the costs of our war in Iraq, not only in terms of lives lost and of dollars spent, but also our self-esteem, our military’s capability and the country’s standing in the world. The total future impact of this war remains uncertain.

The great strength of this country remains in its range of innovation, entrepreneurship and capacity for reinvention. The combination of our collective local strength as a nation with our international integration of economic activity and, in some fields, dominance, have helped us to muddle through many of our problems which might otherwise undermine a smaller economy. Nonetheless, we cannot expect this “Goldilocks’’ era to last indefinitely.

As the business cycle progresses, we note that many economies throughout the world are beginning to de-link with regard to both direction and velocity. This means that if the U.S. were to slow down, it does not necessarily follow that France or China or Brazil would necessarily follow suit. Trade patterns, currencies, and interest rates can influence capital flows and thus connect the global capital markets via short-term adjustments. These appear to be less profound than has historically been the case. Specifically, we note that volatility in the equity markets has generally declined in 2006, with globalization’s efficient capital deployment. Because volatility has been reduced, we believe risk premiums have also declined in lock step with the current period’s relatively stable low interest rate environment. If volatility were to rise, the risk premium is where short-term adjustments may cause dislocation, just as they did following the May 10th round of coordinated central bank rate increases in Europe, India and South Korea. Subsequently, risk premiums have once again diminished in the second half of 2006.

Looking Toward 2007

It is significant that the current hot spot of merger and acquisition (M&A) activity in the global capital markets has been in fact between market places themselves. The New York Stock Exchange has bid to acquire the Euro-next Exchange and NASDAQ, has offered to acquire the London Stock Exchange. A merger has been agreed to between the Chicago Mercantile Exchange and the Chicago Board of Trade. These corporate linkages of global markets will further facilitate the globalization of capital, enhancing the communication and transparency of business activity to investors. Since we started studying and investing in foreign markets roughly 20 years ago, and created our first global fund, the Alpine International Real Estate Equity Fund in February of 1989, the quality and volume of information flow has risen dramatically. Our Dynamic Dividend Fund, which began operation in 2003, has also increased its focus on international opportunities so understanding the interaction and evolution of the global capital markets is critical for setting investment strategies.

Alpine’s near term view is of a relatively positive environment for equity investors. However it is not benign. There is the potential for a moderately rising interest rate backdrop to the ensuing years, although economic growth could slow a little next year, and then pick up speed gradually, which might sustain the “Goldilocks Economy’’ of low interest rates and moderate growth for several more years. This would be positive for leaders in our investment effort, namely dividend paying equities, financial firms and real estate.

The Alpine team has grown significantly over the past few years as have our assets under management and the number of funds which we offer. We hope this will permit Alpine to provide investors with meaningful relative returns and diversification.

Sincerely,

Samuel A. Lieber
President, Alpine Mutual Funds

__________
This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Alpine International Real Estate Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Funds that concentrate their investments in a specific sector, such as the International Real Estate Fund, tend to experience more volatility and be exposed to greater risk than more diversified mutual funds. Alpine advocates the use of sector funds as part of an integrated investment strategy.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

EQUITY MANAGER REPORTS

Alpine Dynamic Balance Fund

Alpine Dynamic Dividend Fund

Alpine Dynamic Financial Services Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Balance Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Moody’s Equity Mutual Fund Balanced Index tracks a group of similar funds that typically correspond to standard classifications based on global funds. The S&P Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Mixed Target Growth Allocation Average is an average of Funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Moody’s Equity Mutual Fund Balanced Index, the S&P 500 Index and the Lipper Mixed Target Growth Allocation Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Comparative Annualized Total Returns as of 10/31/06
				Since Inception
	1 Year	3 Year	5 Year	(6/7/01)
Alpine Dynamic Balance Fund	11.79%	11.45%	9.76%	9.34%
Moody’s Equity Mutual Fund Balanced Index	11.35%	8.53%	6.22%	3.89%
S&P 500 Index	16.34%	11.44%	7.26%	3.18%
Lipper Mixed Target Growth Allocation Funds Average	12.47%	9.27%	6.59%	4.11%
Lipper Mixed Target Growth Allocation Fund Rank	329/592	78/456	35/354	9/336

Alpine Dynamic Balance Fund

Commentary

The Alpine Dynamic Balance Fund had an 11.8% increase in net asset value in the fiscal year ended October 31, 2006. The Fund’s return compared with 11.35% for the Moody’s Balance Fund Average and 16.34% for the Standard & Poor’s 500 Index.

Since the Fund’s inception on June 7, 2001, the Fund has provided a total return of 61.93% equal to 9.34% per annum. This has placed it in the top 10% of all balanced funds in this period.

The majority of the portfolio return during this fiscal year was provided by the equity positions. Common stocks accounted for 73.6% of the portfolio at the end of the fiscal year, and 22.9% was in United States Treasury bonds and notes, with 3.5% in cash and cash equivalents. The average yield on the Treasury obligations was 4.7% at year-end.

The common stock portfolio performance encountered two extremes. On the positive side there were twenty six issues which appreciated 20% or more during the fiscal year, led by these top ten:

Phelps Dodge Corp.	+83.7%
Diamond Rock Hospitality Company	+59.3%
Boston Properties Inc.	+59.1%
Allegheny Energy, Inc.	+52.3%
The Goldman Sachs Group Inc.	+51.4%
JC Penney Company, Inc.	+48.5%
Developers Diversified Realty Corp.	+45.7%
Southside Bancshares Inc.	+42.2%
Simon Property Group Inc.	+40.7%
SJW Corp.	+40.5%

In contrast, the portfolio was negatively impacted by a group of long term holdings in the homebuilding industry. The six in this group declined from 13.5% for Lennar Corporation—Class A, to 36.9% for Standard Pacific, LP. Notwithstanding these declines, a number of these issues still showed very sizable gains from purchase, including 100% for Pulte Homes, Inc. and 53.5% for Ryland Group, Inc. Apart from this group the only other major evidence of sizable decline was in the shares of Doral Financial Corp., down 45.3% as a result of a critical revaluation of its Puerto Rico mortgage financing activities.

Looking at key indicators of the portfolio, the ten largest holdings in market value provided significant gains. The largest, FedEx Corp., had a 25% gain for the year, followed by Goldman Sachs Group, Inc. 51.4%, Allegheny Energy, Inc. 52.27%, Consol Energy 17.2%, Sunstone Hotel Investors, Inc. 37.1%, Simon Property Group, Inc. 40.7%, Eagle Materials Inc. 5.0%, Black & Decker Corporation 3.9%, 3M Company 6.2%, and JP Morgan Chase & Co. 33.7%.

Alpine Dynamic Balance Fund

The foregoing suggests that the portfolio design and strategy is highly selective. The effort is not to build sector related positions, but rather value and growth opportunities selected at favorable inflection points across many industries. This approach has led to the Fund’s heaviest sector weighting, the financial industry, where we anticipated both significant individual corporate turnarounds and major merger and acquisition opportunities. Two merger deals were completed in 2006, the sale of MBNA—the credit card company—to Bank of America, and Golden West Financial to Wachovia Corp. The Bank of America shares held in the portfolio are now valued at 30% above our cost. Wachovia shares are held at 9.7% above our cost. Golden West Financial shares were sold with a 38% gain after the bid by Wachovia. Similarly, North Fork Bank Corporation shares were sold with a 40% gain after the bid was made for the company by Capital One Bancorp. Diversity of opportunity in our financial sector holdings is evident from the two top performers in the field. The first, Goldman Sachs Group, Inc., is a major, internationally active investment banking organization. The next, typical of our smaller holdings, is Southside Bancshares, Inc., a regional bank in Texas, held over a 3 year period with a 104% gain.

Our disappointment in the home building industry was not fully anticipated. We had expected a moderation of industry demand and sustained profitability after the extraordinary run-up in both volume and prices in the first half of 2005. Our basic analysis was both economically and demographically oriented. By mid-year it became apparent that a significant factor in demand—so-called “investment buying’’—had reversed from purchasing to selling. Suddenly, builders were confronted with contract cancellations, defaults, and re-offerings below their price structure. This suppressed demand and heightened the urgency of offerings in many sections of the country. It was particularly felt in Florida, Arizona, Northern California, and the Washington D.C. area. The rapid growth of builder profitability was reversed, although sustained above historical levels in most cases. Nonetheless builders have taken a cautious approach in many cases, cutting prices, writing off land options, and positioning themselves for a period of reduced demand. We reduced some holdings, notably taking a 300% profit in a portion of holdings in Ryland Group, Inc.

We currently see the home building group as approaching an inflection point. Any reduction in interest rates will likely lead to renewed buyer confidence so long as employment holds steady. Each of these factors remains uncertain at this writing, but the highly depressed valuation of the group, and the prospect of potential merger and acquisition activity, led us to maintain holdings.

Capital gains were taken in several positions. The largest single gain recorded in the fiscal year was in the above noted shares of Ryland Group. From the sale of Vornado Realty Trust, we realized a 91% profit.

The Bond Position

The fixed-income holdings have been less than normally volatile through the fiscal year. The reason is that the Fund’s positioning is primarily in longer maturities of United States government obligations. The vast worldwide liquidity and foreign holdings in dollars have sustained demand for longer maturity U.S. obligations, even when interest rates were rising significantly in the shorter maturities. This has produced a flat yield curve, largely sustained through the fiscal year. Thus, our usual practice of trying to add to holdings in periods of weakness and sell at moments of exaggerated strength has not been executed. The outlook as we write remains one of high demand in the long end of the Treasury market, with speculative interest tending to be focused more on possible lower rates if economic advances slow.

Strategic Focus

Our plans for the Fund’s strategies in the new fiscal year are based on expectations of moderating economic growth. Therefore, our commitments of new funds and proceeds from sales of equities will be focused on businesses with a sustained demand based on demographic and broad-based consumer income, but will focus particularly on growth opportunities from innovation in products and competitive strengths. With this viewpoint we have recently strengthened our research capability by adding a senior research analyst concentrating on the consumer field. We will also continue to benefit from the extensive research in strong dividend payment potential issues which are part of our growing program for tax-efficient dividend investment.

Alpine Dynamic Balance Fund

We thank our shareholders for their continuing interest and assure them of our sustained goals of further appreciation and yield in a low-risk strategy.

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

________
Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Investing in this fund involves special risks, including but not limited to, options and futures transactions. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average presents a universe of Funds with similar invest objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

Alpine Dynamic Dividend Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees.
Without the waiver and recovery of fees, the Fund’s total return would have differed.
Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Moody’s Equity Mutual Fund Growth Income Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. The Moody’s Equity Mutual Fund Growth Income Index, the S&P Index and the Lipper Equity Income Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as advisor fees. The performance for the Dynamic Dividend Fund reflects fees for these value-added services. Investors cannot directly invest in an index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Comparative Annualized Total Returns as of 10/31/06
			Since Inception
	1 Year	3 Year	(9/22/03)
Alpine Dynamic Dividend Fund	18.68%	18.36%	20.23%
Moody’s Equity Mutual Fund Growth Income Index	13.34%	9.49%	10.05%
S&P 500 Index	16.34%	11.44%	12.06%
Lipper Equity Income Fund Average	17.76%	13.52%	14.21%
Lipper Equity Income Fund Rank	87/233	4/176	2/167

Alpine Dynamic Dividend Fund

Commentary

The Alpine Dynamic Dividend Fund (ADVDX) completed its third full year of operation with strong results, providing a total return of 18.68% for the fiscal year ended October 31, 2006. This compares to a 16.34% gain for the S&P 500 Stock Index and a 13.34% return for the Moody’s Equity Growth Income Index for the same time period. Since inception on September 22, 2003, ADVDX has produced an annualized return of 20.23%, which compares favorably to a return of 12.06% for the S&P 500 Index and a 10.05% return for the Moody’s Equity Growth Income Index.

ADVDX increased its dividend payment by 4.4% in fiscal 2006, providing a strong dividend yield

The shareholders of the Alpine Dynamic Dividend Fund received $1.574 in ordinary dividend income in fiscal 2006. This entire dividend payment is expected to be treated as qualified dividend income and available for the reduced federal tax rate on dividends. However, the final determination of the source of all distributions in 2006, including the percentage of qualified dividend income, will be made after year-end. This represents a 4.4% increase versus the $1.51 paid in fiscal 2005. Based on the Fund’s closing NAV per share of $12.52 on 10/31/06. This high level of dividend income is unique among equity oriented funds. For example, the dividend yield for the S&P 500 Electric Utility Index is currently 3.01% and the yield for the IShares DJ Select Dividend Index Fund (DVY) is 3.21%.

Beginning in March 2006, ADVDX increased its regular monthly minimum dividend by $0.01, from $0.06 to $0.07 per share. In addition, in the third month of each quarter the Fund distributes excess dividend income that has accumulated during the quarter.

Our investment approach combines three sub strategies—Dividend Capture, Value, and Growth

We believe ADVDX offers a balanced approach to optimizing both tax-qualified dividend income and long-term growth of capital while also offering some global diversification since a portion of the portfolio is invested in international dividend-paying equities. We scan the globe looking for what we feel are the best dividend opportunities for our investors, employing a multi-cap, multi-sector, and multi-style investment approach.

The Fund combines three research-driven investment strategies—Dividend Capture, Value, and Growth—to maximize the amount of distributed dividend income that is qualified for reduced Federal income tax rates and to identify companies with the potential for dividend increases and capital appreciation.

Our “Dividend Capture Strategy’’ enhances the qualified dividend income generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in typically high dividend yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We enhance the return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the 15% dividend tax rate.

Alpine Dynamic Dividend Fund

One facet of our dividend capture strategy is our search for core, long term holdings in companies that historically generate consistent strong free cash flow and regular large dividend distributions, usually above 5%. Two of our largest holdings, Macquarie Infrastructure Trust (MIC) with a 6.9% current yield, and Regal Entertainment with a 5.7% yield, are examples of this strategy.

MIC owns and operates infrastructure businesses in the U.S. including airport service, parking facilities, and refined products bulk tank terminals. These businesses have high barriers to entry, long-term contracts and strong cash flow, and are growing through acquisition. Regal is the largest theater owner in the U.S., generating 20% of total U.S. box office revenue and is currently enjoying a rebound in theater attendance. In addition, we believe Regal can realize additional value by spinning off its in-theater advertising unit, National CineMedia, with the proceeds potentially being returned to investors as a special dividend in 2007.

The Fund captured over 100 dividend increases and 60 special dividends in fiscal 2006

In fiscal 2006, ADVDX owned over 60 stocks that declared special dividends and over 100 stocks that raised their dividends in that time period. Three of our current top 10 holdings have announced large special dividends payments associated with restructurings, and we believe there is additional upside value to be realized following the dividend payment.

Alberto-Culver paid a special dividend in November 2006 following the split of its company into two entities—the new Alberto-Culver, which manufactures personal care products, and Sally Beauty, which distributes professional beauty supplies. Mitchells & Butlers operates over 2,000 pubs and restaurants across the UK and Germany and is benefiting from the secular growth in the casual dining markets. Following a revaluation of its assets, the company returned excess cash in the form of a special dividend in October 2006 and the stock recently hit a 52-week high. And Banta Corporation, a leader in printing and supply-change management services, provided a special dividend payment in November 2006 as a return of excess cash following a restructuring of its businesses and balance sheet. In addition, we expect Banta to benefit from continued growth and cost savings from its recently announced merger with R.R. Donnelley & Sons.

Our “Growth and Income Strategy’’ targets capital appreciation in addition to yield

Our second strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields and predictable earnings streams plus a catalyst for capital appreciation and dividend increases. In our top 10 holdings, we would group Halliburton, Textron, and United Technologies in this category. These companies are estimated to grow earnings annually by 12-20% over the next two years and each raised their dividends by 11-20% in 2006. We would expect additional dividend increases in 2007.

We believe both UTX and Textron offer excellent upside potential as diversified manufacturers with strong international growth prospects, which should benefit from a declining dollar. UTX is well positioned in the aerospace and industrial sectors with its suite of industry leading companies including Otis elevators, Pratt & Whitney aircraft engines, Sikorsky helicopters, Carrier air conditioners and Chubb security and fire protection systems. And Textron is benefiting from a multi-year recovery in demand for two of its primary businesses, Cessna business jets and Bell helicopters used for military and industrial transportation.
Halliburton is currently experiencing strong demand for its range of products and services that enhance the exploration and production of oil and gas. In addition, we believe the company will unlock additional value following the IPO of its engineering and construction unit (KBR) by April 2007.

Our “Value/Restructuring Strategy’’ looks for attractively valued or restructuring dividend payers

Our third major strategy is what we call “value with a catalyst or restructuring strategy’’, where our internal research points to under-valued or mis-priced equity opportunities for companies with attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or major corporate action that is expected to add value. The key characteristic for this strategy is low valuations relative to historical averages and above average dividend yields for a combined objective of capital appreciation and high qualified dividend income.

Alpine Dynamic Dividend Fund

We would categorize two of our top holdings in this strategy, Phelps Dodge and Bank of America. Phelps Dodge, the world’s second largest copper producer, has experienced a substantial rebound in earnings and cash flow as the price of copper has quadrupled over the past five years on increased global demand and constrained supply. The company returned $4 in excess cash to shareholders in 2006 and is now the target of a potential takeover, so we think there is still attractive value at these levels. We believe Bank of America offers upside earnings potential following the integration of its MBNA acquisition and the strong outlook for its diversified financial services. Both of these industry leaders are trading at what we believe are very attractive valuations relative to historical valuation ranges and future earnings prospects.

Capturing international dividend opportunities is an important component of our dividend strategy

In addition to our multi-strategy and multi-cap approach, we also invest approximately 30%-40% of our assets in international holdings. We have found attractive growth opportunities and traditionally larger dividend payouts than we see in the U.S.

As of October 31, 2006, ADVDX had invested 41% of the market value of its portfolio in international companies. The Fund currently invests in equities based in 15-20 different countries, of which most would be considered mature countries. Following the U.S., our top countries are Sweden, Britain, Australia, Finland, and Norway. The average dividend yield for the major indices in these five countries is currently 3.6% which is double the yield on the S&P 500 Index of 1.8%. We believe that our international strategy and the opportunities we see for growth and the continuation of the declining US dollar should be beneficial for our shareholders in 2007.

The Fund’s top performers in fiscal 2006 are a diverse group of industry leaders that reflect our bottoms up, fundamental research approach

Our top ten performers in fiscal 2006 provided ADVDX with total returns in excess of 48% for the 12 month period. This diverse group of top performers, with five being international companies and five U.S., reflects our investment approach of identifying strong growth companies globally that are committed to returning excess cash to shareholders. There is no one sector or country that provided us with these strong returns, but rather a stock by stock analysis based on our fundamental research.

Our two best performers returned over 70% in fiscal 2006, with each being strong growth companies in niche markets. Our top performer was the medical products company West Pharmaceuticals, which designs and manufactures packing and drug delivery systems, such as the medical device used for the inhalable diabetes drug Exubera, or rubber stoppers for sealing drug vials. West is growing earnings 15-20% plus it has raised its dividend every year for the past 10 years. Our second best performer was Anixter International, a global distributor of voice, data, and video cabling, connectivity, and support products to enterprises used to connect PCS, peripheral equipment and data networks. Anixter is benefiting from a resurgence in nonresidential construction and robust demand for data center builds and has returned cash in the form of a special dividend in both 2004 and 2005.

Two other top performers are international industrial companies that are experiencing a strong growth associated with its energy and shipping sectors. Aker Yards AS based in Norway is a ship builder that has experienced strong demand for its vessels used in offshore oil and gas industries as well as in the drybulk, container ship, cruise ship, and ferry sectors. And Wartsila is a Finnish manufacturer of power generation and marine propulsion equipment which announced a 4.1% special dividend payment in October 2006 based on the strong demand for its ship engines and the divestment of a unit.

Three of our best performers in fiscal 2006 are global financial leaders that each produced over 60% returns. Euronext, the pan-European stock exchange, saw strong price appreciation based on its growth and acquisition strategy and from takeover advances from the New York Stock Exchange and the Deutsche Boerse. D. Carnegie & Co. based in Sweden, experienced strong demand from its local Scandinavian markets for its financial services in areas like mergers and acquisitions, capital markets, research, and sales and trading. And Goldman Sachs based in the U.S. is a premier investment bank which is benefiting from strong mergers and acquisitions markets and profitable proprietary trading strategies.

Lastly, three of our fiscal 2006 top 10 are in the healthcare field, one being a drug developer and two providing services to healthcare providers. Alk-Abello A/S is a Danish producer of pharmaceuticals for allergy vaccinations. The company recently received approval for a new oral allergy medication for grass and ragweed in Europe and the company will began U.S. testing in 2007. Healthcare Services Group provides cleaning, laundry and food services to nursing home and hospitals and is growing earnings 20% annually in this attractive demographic and has been raising its dividend payment every quarter since 2003. And Angelica Corp, the provider of laundry services and uniform rentals to the healthcare and hospitality industry, saw its stock price rebound on some shareholder activism and a decline in its energy costs associated with the decline in natural gas prices.

Alpine Dynamic Dividend Fund

As of fiscal year end 2006, we no longer held positions in Angelica, D. Carnegie, or Euronext as the stocks achieved our price objectives and we believe had adequately reflected future positive news.

On the other side, our five worst performers in fiscal 2006 each declined in excess of 20%, but were all small positions that represented only a minor percentage of the ADVDX portfolio. Two of our bottom performers were Nam Tai, the maker of electronics, and Aldila, the maker of golf shafts. These are both strong small cap companies that had tempered their growth outlooks and the stocks overreacted in our view. We are maintaining our positions in these stocks based on their positive long term fundamentals and attractive valuations.

Another weak performer in fiscal 2006 was Pilgrim’s Pride, the producer of prepared and fresh chicken products, which was negatively impacted by declines in pricing over avian influenza concerns. Rounding out the bottom five performers were small positions in two operators in the drybulk shipping sector, Dryships and Diana Shipping. These companies provide very attractive dividend yields ranging between 5 and 10% but the stocks were hit as pricing for shipping commodities like grain, iron ore, and coal declined due primarily to excess shipping capacity that was exacerbated by a mild winter. As of fiscal year end, we no long hold positions in these three companies.

Outlook for 2007: We Believe Domestic and International Dividend Payers Should Outperform

As we look into 2007, we continue to be optimistic about the prospect for the dividend paying stocks around the world. Based on the outlook for a slowing global economy, we believe investors will continue to demand higher dividend yields as part of their total return expectations, particularly with the lower domestic 15% tax rate.

The current yield on the S&P 500 is 1.8%, but historically the dividend component of total return was much higher. The average annual total return on stocks from 1926 to 2005 was 10.4% per year, with dividends accounting for 41.2% of the total return, or 4.3% of the total 10.4%. Investors will likely look to put more money in attractive tax-advantaged dividend payers to enhance returns. And we believe investments outside the U.S. look even more attractive based on the outlook for stronger earnings growth, higher dividend payouts, and the continued decline in the U.S. dollar.

In addition, companies are still sitting on very high levels of cash. As expected, we have seen a record of merger and acquisition activity in 2006 as companies look to use some of their excess cash to supplement slowing organic growth and to expand globally. However, we still expect a substantial amount of cash should be returned to shareholders in 2007 either in the form of share repurchases or increased dividend payouts. Companies in the S&P 500 index currently payout approximately 34% of their earnings in the form of dividends versus a historical average of 54%. Given large cash positions, still solid earnings potential, low payout ratios and lack of other uses of cash, we continue to believe that companies should increase their dividends in 2007 and beyond.

Some of our favorite sectors for dividend increases and capital appreciation heading into 2007 continue to be in oil services, industrials, engineering, financial services, and business services. We remain cautious on consumer discretionary and look for better entry valuations in utilities and consumer staples.

We still like the long term secular story for many commodities in the basic materials and energy sectors based also on constrained supply and growing global demand. We also favor the industrial, engineering, and machinery companies that are supplying the commodity companies and the aerospace and defense sectors.

Among our favorite investment themes is a variation on investing in commodity companies, and that is through increasing global trade. We look to participate in the increasing need for the movement of commodities globally through producers, financers, and operators in the shipping industry. Commodities such as oil, grain, iron ore, and coal are moving longer distances than ever and with higher volumes and frequencies. These companies tend to benefit from the overall growth in the world economies regardless of the price of the underlying commodity with many committed to returning cash as large dividends.

We also concentrate on opportunities in long term secular themes on the aging demographics of the world, with some of our favorite sectors being asset managers and financial services and niche healthcare. The aging population will need to save more and also manage their assets more directly as countries and companies have cut back significantly on their pension promises. We believe this very positive for the asset managers around the globe. In addition, we like niche healthcare which is being stimulated by demographic trends and advances in biotechnology and yet there is more limited generic risk.

Alpine Dynamic Dividend Fund

In summary, in a moderate growth environment, we believe investors will be drawn to high quality, internationally oriented, and more defensive stocks and that should bode well for dividend payers and our fundamental strategy of searching globally and in multi-caps and multi-sectors. These positive fundamentals will be balanced with the risks of still high oil prices, potentially slower global growth and continued geopolitical uncertainties.

Our approach is to remain broadly diversified within the dividend-paying universe while actively looking for undervalued opportunities. We believe we will continue to be able to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying attractive situations as well as through our active management of the portfolio.

Thank you for your participation and we look forward to a prosperous year in 2007.

Jill K. Evans
Kevin Shacknofsky
Co-Portfolio Managers

_______
Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks.
Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Free cash flow: Cash not required for operations or for reinvestment. Often defined as earnings before interest (often obtained from the operating income line on the income statement) less capital expenditures less the change in working capital.

Alpine Dynamic Financial Services Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depositary Receipts (ADRs), traded on the NASDAQ National Market System (NASDAQ/NMS) and SmallCap Market. The PHLX/KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The S&P Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. The NASDAQ Financial 100 Index, PHLX/KBW Bank Index, the S&P 500 Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Comparative Annualized Total Returns as of 10/31/06
Since Inception
(11/1/2005)
Alpine Dynamic Financial Services Fund	21.47%
NASDAQ Financial—100 Index	12.02%
PHLX/KBW Bank Index	18.88%
S&P 500 Index	16.80%
Lipper Financial Services Fund Average	N/A
Lipper Financial Services Fund Ranking	N/A

Alpine Dynamic Financial Services Fund

Commentary

Since the date of inception on November 1, 2005 through fiscal year-end on October 31, 2006, Alpine Dynamic Financial Services Fund delivered a 21.5% total return. This compares favorably to returns for the NASDAQ 100 Financial Index of 12.02% and the PHLX/KBW Bank Index of 18.88%.

The performance of the Fund was aided by our investment strategy of actively investing in a broad range of financial services related companies, employing both a top-down and bottom-up approach in stock selections and acting quickly to changes in market sentiment and industry fundamentals.

Signs of moderation in U.S. economic growth during fiscal 2006 provided an ideal environment for us to implement our value timing strategy which contributed positively to the Fund’s return. During this period, monetary tightening by the Federal Reserve led to a cooling of the housing market, while persistent high oil prices pressured consumer spending. As the economy moved through a transition period from a strong recovery phase to a mature growth phase, investor sentiment seemed to hinge on the outcome of the latest economic data report. This lack of market consensus led to short-term investment opportunities as stocks within sub-sector groups fluctuated back and forth between over-sold and over-bought conditions. Our value timing strategy took advantage of these changes in investor sentiment and provided an opportunity to purchase good companies at attractive prices.

Another factor contributing to the Fund’s performance was the continued consolidation within the banking industry. Ten holdings within the Fund were acquired last year. These banks were primarily small-cap community banks and were dispersed among the different regions of the country. In the Northeast, Sound Federal Bancorp in New York was acquired by Hudson City Bancorp from neighboring New Jersey. Legacy Bank in Harrisburg, Pennsylvania was sold to FNB Corporation. The largest bank acquired in the Fund was Baltimore based Mercantile Bankshares by PNC Financial Services Group. In the Southeast, Albemarle First Bank in Virginia was merged with Premier Community Bankshares. Flag Financial Corp. in Atlanta was purchased by RBC Centura Banks, which is a subsidiary of Royal Bank of Canada. In the Midwest, First Oak Brook Bancshares was acquired by one of their Chicagoland competitors, MB Financial Inc. In the Southwest, two Texas banks were involved with in-state mergers. Summit Bancshares of Fort worth was purchased by Cullen/Frost Bankers, Inc. and Texas United Bancshares of LaGrange was sold to Prosperity Bancshares. In the West, FirstBank NW Corp. of Clarkston, Washington was acquired by Spokane based Sterling Financial Corporation. Lastly, BWC Financial Corp of Walnut Creek, California merged into First Republic Bank.

Alpine Dynamic Financial Services Fund

We expect the pace of industry consolidation to accelerate next year. Contributing to this trend is a more challenging revenue generation environment and a lack of core deposit growth which should push the weaker companies to sell and the stronger companies to seek external expansion in order to meet growth projections.

Top Five Holdings

The largest position in the Fund is Houston based Sanders Morris Harris Group. This is a diversified capital markets firm with brokerage, investment banking, asset/wealth management and merchant banking businesses. We feel this small-cap company is, at 1.4 times book value, undervalued relative to their peers due to the recent poor performance. If the company can meet our growth projections for next year, we project that the stock could outperform the group.

The second largest holding is another capital markets company, Cowen Group, Inc., a New York based investment banking firm. The company recently became public by the sale of shares owned by Societe Generale. Cowen is going through a transformation which should strengthen their market share position in the underwriting and advisory services to healthcare, technology, consumer and media and telecommunications industries.

Goldleaf Financial Solutions, located in Brentwood, Tennessee is the third largest financial services holding, providing a full compliment of software products and outsourcing services to community banks. It offers core data processing, check imaging, item processing, remote check capture and deposit processing, ACH origination and processing, and turnkey leasing solutions. These are essential services which enable small community banks to compete against the larger regional banks.

The largest bank holding is Bancshares of Florida. Headquartered in Naples, Florida, the company operates offices in Collier, Hillsborough and Lee Counties on the West Coast of Florida and Broward and Palm Beach Counties on the East Coast. Commencing operations seven years ago, it has grown deposits to $660 million through denovo branching and acquisitions. We expect the company will continue to grow their market share through future acquisitions.

Rounding out the top five holdings is Tidelands Bancshares of Mount Pleasant, South Carolina. The bank is three years old and serves the counties of Charleston, Dorchester, Berkeley, Horry and Beauford. Tidelands operates three full service offices with $255 million in deposits. Plans are underway for two additional branches. The company recently raised additional capital to support their future growth initiatives.

Industry Review and Outlook

Capital markets stocks were the best performing sub-sector group in the financial industry this year. Investment banks reported continued strength in fixed income underwriting along with a resurgence of equity underwriting. Advisory fees also increased strongly due to a pick-up in merger and acquisitions. Trading revenues improved during the year while asset management fees grew modestly. The exchange stocks also performed well this year as trading volumes increased in the equity, futures and derivative markets. We expect this group to continue to outperform going into next year. The current equity underwriting pipeline remains full. The outlook for merger and acquisition activity remains bright as corporations are flush with cash and interest rates on corporate debt are modest by historic standards.

The combination of higher short-term interest rates, due to the Federal Reserve tightening, and a flat to inverted yield curve contributed to net interest margin compression and lower consumer loan growth for the banks, thrifts and finance companies. The environment was especially difficult for mortgage finance companies which experienced a decline in loan volume and a reduction in gain on sale margins. Helping to offset the moderating consumer loan growing was healthy growth in business and commercial real estate lending. Loan quality remained good with only modest deterioration centered primarily in the consumer category. Companies with a high percentage of fee income performed better than those dependent on net interest spread income. As previously mentioned, fees from investment banking, brokerage and asset management grew last year.

Looking ahead, we expect margin compression to ease as it appears the Federal Reserve has completed their tightening. Both loan and deposit growth will be dependent on the pace of economic development, with low cost deposit growth having an inverse relationship with economic growth. Our outlook for loan quality is a continuation of modest deterioration in the consumer category.

Alpine Dynamic Financial Services Fund

We strive to build on the Fund’s initial performance as we enter its second year. We will search the broad financial services sector for long-term investment ideas, as well as act on any short-term opportunities.

We appreciate the confidence you have shown us through your investment in this new Fund and would like to wish you and your family a safe, healthy and prosperous New Year.

Peter J. Kovalski
Portfolio Manager

_______
The fund primarily invests in equity securities of financial services companies and will be affected by risk factors particular to this industry such as regulation, monetary and fiscal policies and interest rates, as well as general market risks. The fund invests in smaller companies, which involve additional risks such as liquidity and greater volatility. The fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

There is no assurance the fund will achieve its investment objective.

Book value: The net asset value of a company, calculated by subtracting total liabilities from total assets.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Alpine Dynamic Innovators Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.
Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.
The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager’s opportunity set. The Lipper Small-Cap Growth Funds Average is an average of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Russell 2000 Growth Index, and the Lipper Small-Cap Growth Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Innovators Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Comparative Annualized Total Returns as of 10/31/06
Since Inception
(07/11/2006)
Alpine Dynamic Innovators Fund	3.10%
Russell 2000 Growth Index	7.15%
Lipper Small-Cap Growth Fund Average	N/A
Lipper Small-Cap Growth Fund Ranking	N/A

Alpine Dynamic Innovators Fund

Commentary

This first annual report of the Alpine Dynamic Innovators Fund covers the brief period from its inception on July 11, 2006 to October 31, 2006. The Fund provided a return of 3.1% over this initial period, as compared with the Russell 2000 Growth Index, with a total return of 7.15%. The Fund was in its early stages of investment, and therefore had only a 27.5% commitment to common stocks, while holding cash and equivalents at 72.5%.

Our goal in developing the Fund’s portfolio is to participate in a dynamic selection of companies with growth potential based on innovative products or services and innovative management. A challenge is find both the high growth potential of innovation and the prospect of significant profitability. We believe that the eighteen issues already acquired in the portfolio are representative of the opportunities which we seek over the months ahead as we aim to develop a wide-ranging, varied portfolio. The following are the top ten initial holdings, ranked in order of performance, from the inception date to October 31:

JLG Industries, Inc. .	+43.9%
Manufacturer of work platforms and hydraulic
material handling devices. (Company acquisition
by OshKosh Truck Corp. announced October 15, 2006).

AngioDynamics, Inc.	+24%
Manufacturer of angiographic catheters and image-guided vascular access products.

Alvarion, Ltd.	+13.0%
Developer and manufacturer of wide area wireless access systems for telecommunications and data.

American Science and Engineering, Inc.	+12.8%
Producer of x-ray detection systems and imaging products for security needs.
+12.5%
Hexcel Corp.
Manufacturer of reinforced synthetic composite materials for aerospace, space, defense, and electronics.

Sequenom, Inc.	+10.4%
Provider of genetic analysis products for biomedical research and molecular medicine.

Knot, Inc.	+7.6%
Operator of a website for wedding related shopping and publisher of wedding magazines and books.

Logitech International ADR	+12.5%
Manufacturer of personal computer input devices.

FoxHollow Technologies, Inc.	+5.2%
Producer of medical devices to treat peripheral artery disease, with minimally invasive catheters.

Chicago Mercantile Exchange	+5.0%
Operator of the largest exchange for derivatives, futures contracts, and options.

Alpine Dynamic Innovators Fund

Characteristics of these top ten holdings are a high proportion of technology related enterprises as one might expect in the search for innovation. Our investment strategy will not be limited to these fields. The present portfolio already includes an innovative garment manufacturer, Under Armour, Inc., a manufacturer of apparel and accessories based on synthetic micro-fibers. As the Fund develops, we anticipate substantial diversity in its holdings, suggesting that the portfolio will not reflect a narrow segment of the market. Our goal is to carefully build this portfolio into what we hope will be a selection of outstanding companies, that we believe should offer great opportunities for capital growth.

We greatly appreciate the interest and confidence shown by our initial investors and strive to meet their goals.

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

_______
The Fund may invest in smaller and medium size companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in micro-cap company stocks which are more volatile than those of larger companies and tend to perform poorly during times of economic stress.

The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The Fund portfolio will involve short positions, which involves unlimited risk including the possibility that losses may exceed the original amount invested. The fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

Please refer to the Schedule of Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

FIXED INCOME MANAGER REPORTS

Alpine Municipal Money Market Fund

Alpine Tax Optimized Income Fund

Alpine Municipal Money Market Fund

*	The Advisor Class return for 2004 is from 3/30/04 (inception)-12/31/04.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Alpine Municipal Money Market Fund

Equivalent Taxable Yields as of 10/31/06
			Your Tax-Exempt Effective Yield
		Marginal	of 3.53% is Equivalent to a
Joint Return	Single Return	Tax Rate	Taxable Yield of:

$59,401-119,950	$29,701-71,950	25%	4.71%

$119,951-182,800	$71,951-150,150	28%	4.90%

$182,801-326,450	$150,151-326,450	33%	5.27%

Over $326,450	Over $326,450	35%	5.43%

The chart reflects projected 2005 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult a tax professional to determine their actual 2005 marginal tax rate.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Lipper Tax-Exempt Money Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment advisor fees. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Total Returns as of 10/31/06
	1 Year	3 Years	Since Inception(1)

Alpine Municipal Money Market Fund—Investor Class	3.33%	2.22%	1.96%

Alpine Municipal Money Market Fund—Advisor Class	3.07%	N/A	2.15%

Lipper Tax—Exempt Money Market Funds Average	2.65%	1.54%	1.32%

Lipper Tax—Exempt Money Market Fund Rank—Investor Class	1/115	1/107	1/89

Alpine Municipal Money Market Fund—Investor Class, 7-day effective yield (as of 10/31/2006): 3.53%

Alpine Municipal Money Market Fund—Advisor Class, 7-day effective yield (as of 10/31/2006): 3.27%

(1) Advisor Class shares commenced on March 30, 2004 and Investor Class shares commenced on December 5, 2002. Returns for indices are since December 5, 2002.

Alpine Tax Optimized Income Fund

*	The Advisor return for 2004 is from 3/30/04 (inception)-12/31/04.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than 30 days. If it did, total returns would be reduced.

The Lehman Brothers Municipal 1 Year Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market. Lipper Short Municipal Debt Funds Index is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment advisor fees. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Total Returns as of 10/31/06
			Since
	1 Year	3 Year	Inception(1)
Alpine Tax Optimized Income Fund—Investor Class	3.88%	2.71%	3.14%
Alpine Tax Optimized Income Fund—Investor Class (Pre-liquidation, After-tax)	3.62%	2.31%	2.71%
Alpine Tax Optimized Income Fund—Investor Class (Post-liquidation, After-tax)	3.55%	2.37%	2.70%
Alpine Tax Optimized Income Fund—Advisor Class	4.01%	N/A	2.37%
Alpine Tax Optimized Income Fund—Advisor Class (Pre-liquidation, After-tax)	3.79%	N/A	2.02%
Alpine Tax Optimized Income Fund—Advisor Class (Post-liquidation, After-tax)	3.54%	N/A	2.10%
Lehman Brothers Municipal 1 Year Bond Index	3.05%	1.82%	1.80%
Lipper Short Municipal Debt Funds Average	3.05%	1.75%	1.96%
Lipper Short Municipal Debt Fund Rank—Investor Class	7/58	3/51	2/49

(1) Advisor Class shares commenced on March 30, 2004 and Investor shares commenced on December 5, 2002. Returns for indices are since December 6, 2002.

Alpine Tax Optimized Income Fund

Alpine Municipal Money Market Fund / Alpine Tax Optimized Income Fund — Commentary

We are pleased to provide you with the commentary for the Alpine Income Trust for the period ending October 31, 2006. The Income Trust includes both the Alpine Tax Municipal Money Market Fund and the Alpine Tax Optimized Income Fund.

Performance Summary

For the one-year period, each Fund produced strong relative performance leadership when compared against its counterparts in their respective categories. Based on total returns, the Alpine Municipal Money Market Fund was ranked number one out of 115 Tax Exempt Money Market Funds according Lipper Analytical. It had a total return for the period of 3.33% outperforming the Lipper peer average of 2.65%. Lipper ranked the Alpine Tax Optimized Income Fund number seven out of 58 funds in the Short Municipal Debt category and had a total return of 3.88%. The Lipper average for the peer group of this fund was 3.05%. We would also like to report that as of the period ending September 30, 2006, the Fund was awarded the highest Overall Morningstar Rating of five stars among 122 Muni National Short funds (derived from the weighted average of the fund’s three-, five- and ten-year risk adjusted return measure, if applicable).

There was one very significant change that occurred over the summer. We are pleased to report that on July 28th, Fitch Ratings assigned their highest rating of AAA/V1+ to the Alpine Municipal Money Market Fund. According to Fitch, money market funds rated in this category carry the highest degree of credit quality, conservative investment policies and a strong ability to provide shareholders with a constant $1.00 per share valuation.

Market Overview

Economic growth, which accelerated at the beginning of 2006, moderated over the last six months. Rising mortgage rates helped cool the housing market, job growth softened, and consumer spending decelerated amid rising interest rates, stubbornly high oil and gas prices, and slower housing equity growth.

A tight labor market and higher energy prices have raised business production costs, spurring inflation of the comfort zone of Federal Reserve officials, in part because of elevated energy and commodity prices. In response, the central bank raised the federal funds target rate a quarter point in May and June from 4.75% to 5.25%. This has been a level not seen in more than five years.

Alpine Tax Optimized Income Fund

The highly anticipated Federal Open Market Committee (FOMC) meeting on August 8 brought rates to a screeching halt, as for the first time in 18 meetings, the target lending rate was left unchanged at 5.25%. The FOMC reported that a slowing housing market and lagged effects of increases in interest rate and energy prices were the main reasons for the pause. The Fed was careful to leave the door open for future tightening if inflation continues.

Subsequent FOMC meetings in September and October left the fed funds rate unchanged as economic data continued to be mixed. The Fed continued to reference the cooling housing market as the driving factor in their decision.

While the hikes by the Fed led to a sell-off at the front end, the longer rates failed to follow suit, leading to inverted curves on the taxable side and very flat curves on the tax exempt side. In fact, yields of municipal securities maturing in five years or less were virtually the same at the end of October and there was only a 60 to 70 basis point difference between municipal money market yields and 30-year municipal bond yields which is an unusually narrow spread.

Long-term municipals outperformed shorter-term issues in the last six months, thanks primarily to the decline in longer-term interest rates that started at the end of June. High yield maintained their performance advantage over investment grade issues for the entire reporting period although they trailed high quality bonds at the end of October. The spreads between higher yielding paper and high grade paper declined further as investors continued to search for higher yields in a flat yield environment.

Alpine Municipal Money Market Fund

With the Federal Reserve bringing the fed funds rate to 5.25%, money market rates continued their trend to higher levels, peaking in late June as the Fed announced a pause in its policy of tighter monetary policy. Markets reacted to both the Fed pause and indications of a slowing economy by anticipating that the Fed might begin cutting rates in early 2007. The sentiment shift caused rates to retrace somewhat over the last couple of months.

Changes in municipal issuance patterns, along with economic uncertainty and questions about the direction of the Fed’s next move, contributed to the flat money market yield curve. Fixed rate note issuance is down again for the third consecutive year, a result of strong tax receipts at the state and local levels, which reduced the need for short-term borrowing in the one-year note market. At the same time, new issues of synthetic variable rate demand notes have been surging.

With this in mind, we invested most of our assets in variable rate demand notes (VRDNs). These are short term, floating rate municipal notes with weekly resets though some are daily or monthly). This benefits the fund when interest rates are rising, as they were during most of the reporting period or when demand falls, as it did in late April and early May. VRDNs can capture higher yields more quickly than other short term securities, which have historically given the fund a boost. As of October 31st, VRDNs made up 98% of the portfolio’s holdings with the rest in municipal mandatory put bonds.

The fund’s average weighted maturity fell steadily between April and October, ending the period at 8 days. This is much shorter than the industry average of 26 days. Much of the decline resulted as we steered clear of municipal notes, which didn’t offer very attractive yields. These notes typically have a one-year maturity, and so push the fund’s weighted average maturity (WAM) higher.

We expect the municipal money market yield curve to remain flat going into the near term. Until a clearer picture of the economy and its implications for Fed policy emerge, we feel a more neutral investment is positive.

Alpine Tax Optimized Income Fund

While short term rates for cash and intermediate bonds marched steadily higher over the past six months, longer term rates in all sectors of the fixed income market declined as the period ended. As we discussed in our last report, our strategy was to maintain a barbell structure with a very high exposure to short maturities balanced with some long term bonds. With short term rates rising, it was the one to five year part of the yield curve that would suffer the most and as such we tried to insulate the fund from any capital depreciation. We therefore, invested most of our assets in high yielding securities maturing in one year and less while maintaining our existing position of long maturities. This strategy proved to be rewarding as we were able to generate an attractive yield with minimum NAV fluctuation. Our average weighted maturity at the end of October stood at 1.25 years.

Unfortunately, extraordinary investment opportunities are becoming harder to find for investors in both the taxable and tax exempt markets. We believe that valuations for medium and lower quality securities are expensive when compared with historic norms. Generally low interest rates, benign volatility, and a solid economic backdrop have bolstered the demand for incremental yield and risk taking in credit markets. This environment has driven risk premiums to historical lows in all markets. Therefore, we remain cautious and defensively postured.

Alpine Tax Optimized Income Fund

We sold most of our remaining positions in the three to five year sector and purchased mostly short term municipal securities as they continued to offer the highest after return. Recent purchases included 28 and 35-day student loan auction rate notes and Puerto Rico Government Development Bank commercial paper. Yields for Puerto Rico debt widened in the second quarter as it went through a brief period of budget turmoil. In addition, we also purchased select variable rate demand notes in the tobacco and utility sectors that are either corporate backed or have a liquidity provider and generated an attractive return for the fund.

The corporate bond market is still a challenging environment to find attractive investments as the after tax yields are still below their municipal counterparts. Furthermore, we find the risk/reward ratio to be much higher for corporate securities and therefore too risky in our opinion based on current levels. That said, we continue to scour the market for opportunities that offer capital appreciation or highly attractive yields.

At present, Fed officials seem prepared to keep short term rates steady as long as they believe the economy is slowing sufficiently to ease inflation pressures over time. We will continue to closely monitor the economic landscape and make adjustments to the funds as necessary.

Thank you for your investment in the Alpine Income Funds.

Steven C. Shachat
Portfolio Manager

_______
An investment in these Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investing in these funds involves special risks, including but not limited to, investing in municipal obligations and derivative securities, mortgage-related and asset-backed investments. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

FitchRatings is a leading global rating agency committed to providing the world’s credit markets with independent, timely and prospective credit opinions. Fitch requires a weighted average maturity (WAM) of all assets on a dollar-weighted basis to be 60 days or less for a ‘AAA’ rating. Credit quality ratings provide a relative assessment of the combined credit quality of the portfolio. The fund rating links its credit quality to the weighted average default probability of the underlying holdings and is not based on fund performance. Fitch assigns the V1+ volatility rating to distinguish money market funds that will maintain stable principal values from bond funds that experience fluctuating net asset values (NAV) but nevertheless carry ‘AAA’ credit ratings and/or ‘V1’ volatility ratings. Bond funds are rated on a scale from ‘V1’ (least volatile, but still displaying NAV variability) to ‘V10’ (most volatile).

Please refer to the Schedule of Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

The federal government guarantees interest payments from government securities, such as U.S. Treasury bills, while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM (based on a Morningstar Risk Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Alpine Tax Optimized Income Fund—Investor Class received 5 stars among 122 Muni National Short funds for the three-year period.

©2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Alpine Mutual Funds - Dynamic Balance Fund

Schedule of Portfolio Investments
October 31, 2006

	Security
Shares	Description	Value

Common Stocks—73.1%
Automobiles—0.7%
15,000	Thor Industries, Inc.	$657,300
Commercial Banks—0.6%
10,510	Wachovia Corp.	583,305
Commercial Products & Services— 7.9%
26,000	AMETEK, Inc.	1,213,680
33,000	Autoliv, Inc.	1,876,710
59,199	Eagle Materials, Inc.	2,172,603
32,500	McGrath Rentcorp	877,500
30,000	Ryder System, Inc.	1,579,500
		7,719,993
Conglomerates—3.2%
25,000	3M Co.	1,971,000
30,000	Temple-Inland, Inc.	1,183,200
		3,154,200
Consumer Products & Services—4.5%
10,000	Alberto-Culver Co.	508,100
25,000	The Black & Decker Corp.	2,097,000
10,000	Brunswick Corp.	315,000
23,000	The Procter & Gamble Co.	1,457,970
		4,378,070
Finance/Banks—4.8%
18,000	Bancorp Rhode Island, Inc.	768,060
6,000	Bancshares of Florida, Inc. (a)	125,340
23,041	Bank of America Corp.	1,241,219
45,000	Doral Financial Corp.	207,000
31,500	New York Community Bancorp, Inc.	515,025
8,000	PNC Financial Services Group, Inc.	560,240
5,500	Rurban Financial Corp.	59,950
6,165	Southside Bancshares, Inc.	159,920
10,000	Valley Natl Bancorp	260,600
17,500	Webster Financial Corp.	845,600
		4,742,954
Financial Services—11.1%
10,000	Ambac Financial Group, Inc.	834,900
26,000	American International Group, Inc.	1,746,420
5,000	The Chubb Corp.	265,750
10,000	Countrywide Financial Corp.	381,200
16,000	Fannie Mae	948,160
10,000	Fidelity National Financial, Inc.	223,000
12,227	Fidelity National Title Group, Inc.—Class A	269,116
14,000	The Goldman Sachs Group, Inc.	2,657,060
40,000	JP Morgan Chase & Co.	1,897,600
8,000	The Student Loan Corp.	1,656,000
		10,879,206

	Security
Shares	Description	Value

Common Stocks—continued
Food & Staples Retailing—1.3%
40,000	CVS Corp.	$1,255,200
Homebuilders —6.7%
30,000	Hovnanian Enterprises, Inc.— Class A (a)	925,500
28,000	Lennar Corp.—Class A	1,329,440
50,000	Pulte Homes, Inc.	1,549,500
12,000	The Ryland Group, Inc.	551,160
51,400	Standard Pacific Corp.	1,245,422
35,000	Toll Brothers, Inc. (a)	1,011,850
		6,612,872
Household Durables—0.7%
8,000	Whirlpool Corp.	695,440
IT Services—0.7%
15,000	First Data Corp.	363,750
15,000	Western Union Co. (a)	330,750
		694,500
Manufacturing—Diversified—0.6%
10,000	Caterpillar, Inc.	607,100
Metals & Mining—4.1%
74,000	CONSOL Energy, Inc.	2,618,860
14,000	Phelps Dodge Corp.	1,405,320
		4,024,180
Oil, Gas & Consumable Fuels—2.7%
15,000	Chevron Corp.	1,008,000
12,000	Hess Corp.	508,800
16,000	Penn Virginia Corp.	1,144,800
		2,661,600
Pharmaceuticals—2.5%
27,000	Johnson & Johnson	1,819,800
25,000	Pfizer, Inc.	666,250
		2,486,050
Real Estate Investment Trusts—10.1%
15,000	Boston Properties, Inc.	1,602,450
10,000	Developers Diversified Realty Corp.	609,000
60,000	DiamondRock Hospitality Co.	1,012,200
20,000	General Growth Properties, Inc.	1,038,000
55,000	Impac Mortgage Holdings, Inc.	520,850
10,000	Mack-Cali Realty Corp.	529,000
23,000	Simon Property Group, Inc.	2,233,300
80,000	Sunstone Hotel Investors, Inc.	2,356,800
		9,901,600
Retail—1.9%
10,000	Ethan Allen Interiors, Inc.	356,200
20,000	J.C. Penney Company, Inc.	1,504,600
		1,860,800
Thrifts & Mortgage Finance—1.0%
20,600	IndyMac Bancorp, Inc.	936,270

See notes to financial statements.

Alpine Mutual Funds - Dynamic Balance Fund

Schedule of Portfolio Investments—Continued
October 31, 2006

	Security
Shares	Description	Value

Common Stocks—continued
Transportation—1.4%
15,000	Union Pacific Corp.	$1,359,450
Transportation Services—2.9%
25,000	FedEx Corp.	2,863,500
Utilities—3.7%
61,000	Allegheny Energy, Inc. (a)	2,624,830
31,200	SJW Corp.	1,048,944
		3,673,774
	Total Common Stocks	71,747,364

Principal
Amount

Bonds and Notes—22.7%
U.S. Treasury Bonds—20.6%
$2,000,000	7.250%, 05/15/2016	2,400,938
2,000,000	6.250%, 08/15/2023	2,328,126
8,000,000	6.000%, 02/15/2026	9,183,752
6,000,000	5.250%, 11/15/2028	6,376,410
		20,289,226

Principal	Security
Amount	Description	Value

Bonds and Notes—continued
U.S. Treasury Note—2.1%
$2,000,000	5.000%, 08/15/2011	$2,041,094
	Total Bonds and Notes	22,330,320
Short-Term Investments—3.8%
571,019	Alpine Municipal Money Market Fund	571,019
3,162,780	Fidelity Institutional Government Portfolio	3,162,780
	Total Short-Term Investments	3,733,799
	Total Investments (Cost
	$80,217,753)—99.6%	97,811,483
	Other Assets in Excess of Liabilities—0.4%	350,737
	TOTAL NET ASSETS—100.0%	$98,162,220
__________
(a) Non Income Producing

See notes to financial statements.

Alpine Mutual Funds - Dynamic Dividend Fund

Schedule of Portfolio Investments
October 31, 2006

	Security
Shares	Description	Value

Common Stock—93.8%
Chemicals— 1.0%
109,500	Ashland, Inc.	$6,471,450
Commercial Banks—1.7%
194,000	Bank of America Corp.	10,450,780
Commercial Services & Supplies — 5.8%
310,000	Alberto-Culver Co.	15,751,100
250,000	Banta Corp.	11,070,000
231,580	Healthcare Services Group, Inc.	6,294,344
141,626	McGrath Rentcorp	3,823,902
		36,939,346
Construction & Engineering—4.8%
90,000	Aker Kvearner	9,362,307
300,000	Autostrade S.p.A.	8,871,616
270,600	Chicago Bridge & Iron Co. N.V.—ADR	6,645,936
256,900	NCC AB	5,762,323
		30,642,182
Consumer Discretionary: Retail— 0.6%
300,000	Lindex AB	3,997,978
Diversified Financial Services—5.2%
196,862	AWD Holding AG	7,185,937
66,300	Citigroup, Inc.	3,325,608
53,000	The Goldman Sachs Group, Inc.	10,058,870
32,000	Legg Mason, Inc.	2,880,640
75,000	Morgan Stanley	5,732,250
57,000	UBS AG.	3,410,880
		32,594,185
Diversified Telecommunication Services—3.7%
75,000	Alltel Corp.	3,998,250
282,500	Consolidated Communications Holdings, Inc.	5,198,000
512,500	Eutelsat Communications	9,255,625
100,000	Fastweb S.p.A.	4,955,904
		23,407,779
Electronic Equipment & Instruments—1.4%
71,000	Anixter International, Inc. (a)	4,242,960
305,500	Nam Tai Electronics, Inc.	4,762,745
		9,005,705
Energy Equipment & Services— 12.1%
102,000	Baker Hughes, Inc.	7,043,100
230,000	BJ Services Co.	6,936,800
130,700	Diamond Offshore Drilling, Inc.	9,048,361
139,000	ENSCO International, Inc.	6,806,830
98,000	GlobalSantaFe Corp.	5,086,200
330,000	Halliburton Co.	10,675,500
120,000	Noble Corp.	8,412,000
250,000	Rowan Companies, Inc.	8,345,000
423,000	SeaDrill, Ltd. (a)	5,998,623
202,000	Todco—Class A (a)	6,894,260
20,000	Transocean, Inc. (a)	1,450,800
		76,697,474
Engineering Construction—0.5%
100,000	Uponor Oyj	3,031,231

	Security
Shares	Description	Value

Common Stocks—continued
Food Products—4.7%
330,000	Aarhuskarlshamn AB	$8,430,023
1,137,110	Mitchells & Butlers PLC	12,927,868
106,000	PepsiCo, Inc.	6,724,640
124,012	Rocky Mountain Chocolate Factory, Inc.	1,627,038
		29,709,569
Health Care Equipment & Supplies —3.5%
146,500	Computer Programs & Systems, Inc.	5,010,300
226,750	Meridian Bioscience, Inc.	5,226,587
169,500	PolyMedica Corp.	7,042,725
117,400	West Pharmaceutical Services, Inc.	4,935,496
		22,215,108
Homebuilders—1.4%
297,000	JM AB	5,849,614
35,000	Lennar Corp.—Class A	1,661,800
30,000	M.D.C. Holdings, Inc.	1,495,800
		9,007,214
Hotels Restaurants & Leisure—2.8%
87,700	Harrah’s Entertainment, Inc.	6,518,741
120,000	Hilton Hotels Corp.	3,470,400
218,750	Intercontinental Hotels Group	4,210,342
55,000	Starwood Hotels & Resorts Worldwide, Inc.	3,285,700
		17,485,183
Household Durables—1.2%
125,658	Bassett Furniture Industries, Inc.	2,075,870
290,000	Electrolux AB	5,310,216
		7,386,086
Household Products—0.6%
54,000	Colgate-Palmolive Co.	3,454,380
1	Oriflame Cosmetics S.A.-SDR	36
		3,454,416
Industrial Conglomerates—4.7%
30,000	3M Co.	2,365,200
174,000	General Electric Co.	6,109,140
116,000	Textron, Inc.	10,547,880
160,000	United Technologies Corp.	10,515,200
		29,537,420
Investment Companies—0.8%
1,765,000	ABG Sundal Collier ASA	3,159,090
90,000	KKR Private Equity Investors LLP	1,957,500
		5,116,590
IT Services—1.2%
128,000	Fidelity National Information Services, Inc.	5,320,960
503,400	HiQ International AB	2,530,104
		7,851,064
Leisure Equipment & Products—0.4%
168,100	Aldila, Inc.	2,617,317

See notes to financial statements.

Alpine Mutual Funds - Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2006

	Security
Shares	Description	Value

Common Stocks—continued
Machinery—4.4%
25,800	Alfa Laval AB	$955,569
157,000	Caterpillar, Inc.	9,531,470
99,000	Joy Global, Inc.	3,871,890
100,000	Metso Corp.	4,345,828
195,000	Wartsila Oyj— Class B	8,947,238
		27,651,995
Media—3.5%
166,666	Emap PLC	2,492,534
204,500	Gatehouse Media, Inc. (a)	4,386,525
553,700	Regal Entertainment Group— Class A	11,478,201
185,000	Time Warner, Inc.	3,701,850
220,000	Trader Class Media	350,985
		22,410,095
Metals & Mining—5.2%
280,000	Atlas Copco— Series A Shares	8,180,106
105,000	BHP Billiton, Ltd.—ADR	4,469,850
108,000	Cleveland-Cliffs, Inc.	4,567,320
109,500	Phelps Dodge Corp.	10,991,610
414,000	Zinifex, Ltd.	4,863,196
		33,072,082
Networking—0.9%
1,500,000	Sirti S.p.A.	5,781,675

Oil, Gas & Consumable Fuels—2.4%
175,000	Canetic Resources Trust	3,101,000
93,000	Hess Corp.	3,943,200
282,963	Ship Finance International, Ltd.	5,962,030
80,300	Teekay LNG Partners LP	2,439,514
		15,445,744
Paper & Forest Products—1.3%
500,000	Norske Skogindustrier ASA	7,878,412
Pharmaceuticals—2.6%
40,250	Alk-Abello A/S	6,168,398
195,000	Teva Pharmaceutical Industries,
	Ltd.—ADR	6,429,150
70,000	Wyeth	3,572,100
		16,169,648
Software— 0.5%
80,000	Cenit AG	1,429,465
70,000	Microsoft Corp.	2,009,700
		3,439,165

	Security
Shares	Description	Value

Common Stocks—continued
Specialty Retail—1.0%
195,735	Hellenic Duty Free Shops S.A.	$3,247,636
410,000	KappAhl Holding AB	3,320,918
		6,568,554
Transportation—7.3%
107,920	Aker Yards AS	7,808,983
301,700	Aries Maritime Transport, Ltd.	3,164,833
50,000	Diana Shipping, Inc.	747,500
110,000	Frontline, Ltd.	4,161,300
43,400	General Maritime Corp.	1,585,836
427,300	Macquarie Infrastructure Co. Trust	12,746,359
165,000	Macquarie Korea Infrastructure Fund—ADR (a)	1,120,779
376,250	Omega Navigation Enterprises, Inc.—Class A	5,982,375
400,000	Quintana Maritime, Ltd.	4,204,000
50,000	Union Pacific Corp.	4,531,500
		46,053,465
Utilities—6.6%
580,000	Drax Group PLC	9,017,035
60,000	Exelon Corp.	3,718,800
200,000	Fortum Oyj	5,503,440
223,100	ITC Holdings Corp.	7,924,512
283,333	Severn Trent PLC	7,545,034
3,787,200	Spark Infrastructure Group	3,489,804
75,000	TXU Corp.	4,734,750
		41,933,375
	Total Common Stocks	594,022,287
Short-Term Investments—5.0%
30,996,984	Alpine Municipal Money Market Fund	30,996,984
629,326	Fidelity Institutional Government Portfolio	629,326
		31,626,310
	Total Short-Term Investments	31,626,310
	Total Investments
	(Cost $608,940,653)—98.8%	625,648,597
	Other Assets in Excess of Liabilities—1.2%	7,614,903
	TOTAL NET ASSETS—100.0%	$633,263,500

__________
(a) Non Income Producing
ADR—American Depository Receipt
SDR—Special Drawing Rights

See notes to financial statements.

Alpine Mutual Funds - Dynamic Financial Services Fund

Schedule of Portfolio Investments
October 31, 2006

Shares/	Security
Par Value	Description	Value

Common Stocks—90.2%
Capital Markets—24.4%
500	AG Edwards, Inc.	$28,525
27,700	Cowen Group, Inc. (a)	400,265
1,000	E*Trade Financial Corp. (a)	23,280
1,000	GFI Group, Inc. (a)	57,670
1,000	Greenhill & Co, Inc.	67,940
2,700	Investment Technology Group, Inc. (a)	126,090
2,500	Janus Capital Group, Inc.	50,200
1,600	Lazard, Ltd.	67,840
5,000	Nasdaq Stock Market, Inc. (a)	178,650
3,000	optionsXpress Holdings, Inc.	93,240
2,000	Raymond James Financial, Inc.	63,720
40,000	Sanders Morris Harris Group, Inc.	470,400
8,500	TD Ameritrade Holding Corp.	139,995
4,500	Thomas Weisel Partners Group, Inc. (a)	72,045
		1,839,860
Commercial Banks—41.3%
3,000	American Community
	Bancshares, Inc.	35,310
2,702	AmericanWest Bancorp	56,526
1,000	Bancorp Rhode Island, Inc.	42,670
12,300	Bancshares of Florida, Inc. (a)	256,947
800	BancTrust Financial Group, Inc.	19,608
1,378	Bank of Marin	45,226
2,581	Boardwalk Bancorp, Inc.	43,851
4,000	Cardinal Financial Corp.	41,200
2,572	Centennial Bank Holdings, Inc. (a)	24,691
1,000	City National Corp.	66,560
500	Coastal Banking Co, Inc. (a)	11,185
1,000	CoBiz, Inc.	22,600
1,056	Commercial Bankshares, Inc.	39,072
10,000	Community National Bank of the Lakeway Area	108,000
500	Compass Bancshares, Inc.	28,130
1,575	Dearborn Bancorp, Inc. (a)	33,185
500	Exchange Bank Santa Rosa	65,500
4,000	First Business Financial Services, Inc.	89,000
1,000	First Community Bancorp, Inc.	53,470
1,200	First Community Bank Corp. of America (a)	24,288
900	First Financial Bankshares, Inc.	36,063
485	First Republic Bank	18,886
10,000	First Security Group, Inc.	112,500
1,500	FirstMerit Corp.	34,830
1,000	FLAG Financial Corp.	25,310
2,150	F.N.B. Corp.	36,400
700	Great Lakes Bancorp, Inc. (a)	10,605
1,000	International Bancshares Corp.	30,680
930	MB Financial Corp.	33,536
523	Middleburg Financial Corp.	18,253
8,500	New Century Bancorp, Inc. (a)	163,965
6,000	Nexity Financial Corp. (a)	79,260
1,900	Old Point Financial Corp.	55,176
3,800	Pacific Mercantile Bancorp (a)	68,932

Shares/	Security
Par Value	Description	Value

Commercial Banks—continued
2,000	Patriot National Bancorp, Inc.	$49,200
1,000	Peapack Gladstone Financial Corp.	24,750
1,835	Peoples Banctrust, Inc.	34,865
1,100	Placer Sierra Bancshares	26,092
1,051	Premier Community Bankshares, Inc.	21,493
900	Prosperity Bancshares, Inc.	31,221
832	Rurban Financial Corp.	9,069
1,000	Security Bank Corp.	24,230
2,388	The South Financial Group, Inc.	63,354
459	Southside Bancshares, Inc.	11,906
3,000	State Bancorp, Inc.	53,550
2,500	Sterling Bancorp	48,700
5,000	Sterling Bancshares, Inc.	91,550
2,000	Summit Bancshares, Inc.	54,300
6,000	Summit State Bank	77,760
2,000	SVB Financial Group (a)	92,040
1,000	Taylor Capital Group, Inc.	34,850
1,000	Temecula Valley Bancorp, Inc. (a)	23,000
500	Texas United Bancshares, Inc.	16,875
15,000	Tidelands Bancshares, Inc. (a)	223,500
750	TowneBank	14,812
2,100	Valley Commerce Bancorp(a)	44,100
1,000	Valley National Bancorp	26,060
1,780	Wachovia Corp.	98,790
1,000	Wintrust Financial Corp.	48,260
900	Yardville National Bancorp	35,874
		3,111,616
Consumer Finance—0.9%
500	Capital One Financial Corp.	39,665
2,000	Encore Capital Group, Inc. (a)	28,000
		67,665
Information Retrieval Services—1.7%
4,000	Bankrate, Inc. (a)	127,800
Insurance—4.1%
13,000	AmCOMP, Inc. (a)	144,170
8,000	CRM Holdings, Ltd. (a)	71,040
5,000	KMG America Corp. (a)	38,000
4,000	Hallmark Financial Services, Inc. (a)	35,560
1,000	National Atlantic Holdings Corp. (a)	12,140
800	North Pointe Holdings Corp. (a)	8,080
		308,990
IT Services—4.7%
900	CheckFree Corp. (a)	35,532
50,000	Goldleaf Financial Solutions (a)	274,500
4,100	Online Research Corp. (a)	42,886
		352,918
Real Estate Investment Trusts—0.4%
1,000	Novastar Financial, Inc.	31,920
Thrifts & Mortgage Finance—12.7%
700	Astoria Financial Corp.	20,307
1,000	Bank Mutual Corp.	12,120
2,500	BankAtlantic Bancorp, Inc.	32,750
3,000	Berkshire Hills Bancorp, Inc.	108,480

See notes to financial statements.

Alpine Mutual Funds - Dynamic Financial Services Fund

Schedule of Portfolio Investments—
Continued October 31, 2006

Shares/	Security
Par Value	Description	Value

Thrifts & Mortgage Finance—continued
5,000	Central Federal Corp.	$39,000
2,280	Cooperative Bankshares, Inc.	43,320
1,500	Countrywide Financial Corp.	57,180
3,000	Dime Community Bancshares, Inc.	41,850
15,000	Doral Financial Corp.	69,000
444	Fidelity Bancorp, Inc.	8,458
500	First Financial Holdings, Inc.	18,065
597	First Pactrust Bancorp, Inc.	16,797
1,000	FirstFed Financial Corp. (a)	61,770
2,000	Franklin Bank Corp. (a)	40,420
1,242	Franklin Credit Management Corp. (a)	7,154
1,100	IndyMac Bancorp, Inc.	49,995
2,000	New York Community Bancorp, Inc.	32,700
1,100	Pamrapo Bancorp, Inc.	26,730
1,100	Parkvale Financial Corp.	36,850

Shares/	Security
Par Value	Description	Value

Thrifts & Mortgage Finance—continued
897	Provident Financial Holdings,
	Inc.	$27,152
10,000	United Western Bancorp, Inc. (a)	209,100
		959,198
	Total Common Stocks	6,799,967
Short-Term Investments—9.0%
680,343	Fidelity Institutional Government
	Portfolio	680,343
	Total Short-Term Investments	680,343
	Total Investments (Cost
	$7,422,095)—99.2%	7,480,310
	Other Assets in Excess of
	Liabilities—0.8%	63,686
	TOTAL NET ASSETS—100.0%	$7,543,996
__________
Percentages are stated as a percent of net assets.
(a) Non Income Producing.

See notes to financial statements.

Alpine Mutual Funds - Dynamic Innovators Fund

Schedule of Portfolio Investments
October 31, 2006

	Security
Shares	Description	Value

Common Stocks—27.4%
Aerospace& Defense—3.4%
5,000	Hexcel Corp. (a)	$80,950
2,000	United Industrial Corp.	90,020
		170,970
Biotechnology—1.8%
1,000	Biogen IDEC, Inc. (a)	47,600
12,216	Sequenom, Inc. (a)	42,512
		90,112
Communications Equipment—2.5%
17,000	Alvarion, Ltd. (a)	126,140
Computers & Peripherals—4.0%
4,500	Logitech International S.A. (a)	119,025
3,000	Stratasys, Inc. (a)	83,640
		202,665
Diversified Financial Services—1.0%
100	Chicago Mercantile Exchange Holdings, Inc.	50,100
Energy Equipment & Services—0.8%
2,500	Bolt Technology Corp. (a)	40,500
Health Care Equipment & Supplies — 6.8%
2,000	American Science & Engineering, Inc. (a)	105,260
5,000	Angiodynamics, Inc. (a)	108,250
2,000	Arthrocare Corp. (a)	80,820

	Security
Shares	Description	Value

Common Stocks—continued
1,500	Foxhollow Technologies, Inc. (a)	$52,515
		346,845
Internet Software & Services—0.7%
1,500	The Knot, Inc. (a)	35,955
Machinery—4.0%
3,000	Graco, Inc.	122,280
3,000	JLG Industries, Inc.	82,950
		205,230
Medical Devices—1.0%
500	Intuitive Surgical, Inc. (a)	49,590
Textiles, Apparel & Luxury Goods— 1.4%
1,500	Under Armour, Inc. (a)	69,525
	Total Common Stocks	1,387,632
Short-Term Investments—71.8%
3,644,317	Fidelity Institutional Government Portfolio	3,644,317
	Total Short-Term Investments	3,644,317
	Total Investments (Cost $4,967,679)—99.18%	5,031,949
	Other Assets in Excess of Liabilities—0.8%	41,480
	TOTAL NET ASSETS—100.00%	$5,073,429
__________
(a) Non Income Producing

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Schedule of Portfolio Investments
October 31, 2006

Principal	Security
Amount	Description	Value

Municipal Bonds—99.9%
Alabama—5.4%
$1,325,000	Forsyth Housing Authority
	Multi-Family Revenue, Union
	Hill Apartments LP
	(LOC: Columbus Bank &
	Trust)
	3.850%, 11/07/2006 (a) (b)	$1,325,000
11,400,000	Mobile Alabama Industrial
	Development Board Pollution
	Revenue
	(LOC: Alabama Power Co.)
	3.650%, 11/01/2006 (a) (b)	11,400,000
4,200,000	Mobile Alabama Industrial
	Development Board Revenue
	(LOC: Alabama Power Co.)
	3.670%, 11/01/2006 (a) (b)	4,200,000
1,500,000	Mobile Industrial Development
	Revenue, Hosea O Weaver &
	Sons
	(LOC: Regions Bank)
	3.780%, 11/07/2006 (a) (b)	1,500,000
280,000	Montgomery Industrial
	Development Revenue, Dev-
	Kinpak, Inc.
	(LOC: Regions Bank)
	3.830%, 11/07/2006 (a) (b)	280,000
1,120,000	Montgomery Industrial
	Development Revenue,
	Norment Industries, Inc.
	(LOC: LaSalle Bank N.A.)
	3.780%, 11/07/2006 (a) (b)	1,120,000
		19,825,000
Alaska—0.2%
855,000	Alaska Industrial Development
	& Export Authority—Lot 12
	(LOC: Bank of America N.A.)
	4.080%, 11/07/2006 (a) (b)	855,000
Arizona—0.5%
445,000	Maricopa County Industrial
	Development Authority
	Multifamily Revenue, San
	Fernando Apartments LP—
	Series A
	(LOC: Fannie Mae)
	3.890%, 11/07/2006 (a) (b)	445,000
1,250,000	Pinal County Industrial
	Authority Solid Waste
	(CS: Farm Credit Services)
	3.700%, 11/07/2006 (a) (b)	1,250,000
		1,695,000

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
California—1.3%
$4,700,000	Riverside County Industrial
	Development Authority
	Revenue, TRM
	Manufacturing, Inc.
	(LOC: California Bank &
	Trust)
	3.770%, 11/07/2006 (a) (b)	$4,700,000
Colorado—6.4%
3,000,000	Bachelor Gulch Metropolitan
	District
	(LOC: Compass Bank)
	3.600%, 12/01/2006 (a) (b) (c)	3,000,000
1,900,000	Broomfield Village
	Metropolitan District 2,
	Special Obligation Revenue
	(LOC: Compass Bank)
	3.810%, 11/07/2006 (a) (b)	1,900,000
1,850,000	Colorado Housing & Finance
	Authority Economic
	Development Revenue,
	StoneAge, Inc.
	(LOC: California Bank &
	Trust)
	3.810%, 11/07/2006 (a) (b)	1,850,000
1,475,000	Colorado Housing & Finance
	Authority Economic
	Development Revenue, Top
	Shop—Series A
	(LOC: JP Morgan Chase Bank)
	3.760%, 11/07/2006 (a) (b)	1,475,000
1,000,000	Colorado Housing & Finance
	Authority Economic Revenue,
	Casarosa & Denver Gasket
	(LOC: Keybank N.A.)
	3.810%, 11/07/2006 (a) (b)	1,000,000
1,575,000	Colorado Housing & Finance
	Authority Economic
	Development Revenue,
	Warneka Paper Box Co.
	(LOC: Wells Fargo)
	3.670%, 11/07/2006 (a) (b)	1,575,000
1,900,000	Colorado State Agriculture
	Development Authority,
	Rocky Mountain Milling, LLC
	(LOC: Wachovia Bank)
	3.700%, 11/07/2006 (a) (b)	1,900,000
2,100,000	Denver City & County
	Economic Development
	Revenue, Western Stock
	Show Project
	(LOC: JP Morgan Chase Bank)
	3.750%, 11/07/2006 (a) (b)	2,100,000
1,000,000	Four Mile Ranch Metropolition
	District No. 1
	(LOC: Zions First National
	Bank)
	3.500%, 12/01/2006 (a) (b) (c)	1,000,000

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2006

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Colorado—continued
$2,122,000	Jefferson County Industrial
	Development Revenue, EPI-
	Center LLC
	(LOC: JP Morgan Chase Bank)
	3.760%, 11/07/2006 (a) (b)	$2,122,000
1,000,000	Triview Metropolitan District
	(LOC: Compass Bank)
	3.750%, 10/31/2007 (a) (b) (c)	1,000,000
1,000,000	Triview Metropolitan District—
	Series A
	(LOC: Compass Bank)
	3.375%, 11/01/2006 (a) (b) (c)	1,000,000
3,500,000	Wildgrass Metropolitan District
	(LOC: Compass Bank)
	3.600%, 12/01/2006 (a) (b) (c)	3,500,000
		23,422,000
Florida—0.6%
2,000,000	Brevard County Industrial
	Development Revenue,
	Designers Choice Cabinetry
	(LOC: Amsouth Bank)
	3.780%, 11/07/2006 (a) (b)	2,000,000
300,000	Collier County Industrial
	Development Authority
	Industrial Development
	Revenue, Allete, Inc. Project
	(LOC: Wells Fargo)
	3.620%, 11/07/2006 (a) (b)	300,000
		2,300,000
Georgia—1.9%
1,310,000	De Kalb County Housing
	Authority Revenue, Stone
	Mill Run Apartments
	(LOC: First Tennessee Bank)
	3.760%, 11/07/2006 (a) (b)	1,310,000
1,510,000	Douglas County Development
	Authority Revenue, Denyse
	Signs Inc.
	(LOC: Bank of North
	Georgia)
	3.810%, 11/07/2006 (a) (b)	1,510,000
290,000	Franklin County Industrial
	Building Authority Revenue,
	Ross Operating Valve Co.
	(LOC: Comerica Bank)
	3.830%, 11/07/2006 (a) (b)	290,000
1,560,000	Lowndes County Development
	Authority Revenue,
	Independent Scholarship
	(LOC: Synovus Bank)
	3.760%, 11/07/2006 (a) (b)	1,560,000

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Georgia—continued
$2,300,000	Walton County Industrial
	Building Authority Revenue,
	Leggett & Platt, Inc.
	(LOC: Wachovia Bank N.A.)
	3.770%, 11/07/2006 (a) (b)	$2,300,000
		6,970,000
Idaho—0.3%
1,000,000	Hailey Idaho Industrial
	Development Corp. Revenue,
	Rocky Mountain Hardware
	Project
	(LOC: Wells Fargo)
	3.770%, 11/07/2006 (a) (b)	1,000,000
Illinois—8.4%
1,030,000	Carol Stream Industrial
	Development Revenue, MI
	Enterprises
	(LOC: JP Morgan Chase Bank)
	3.810%, 11/07/2006 (a) (b)	1,030,000
965,000	Clinton Industrial Development
	Revenue, McElroy Metal Mill,
	Inc.
	(LOC: Amsouth Bank)
	3.830%, 11/07/2006 (a) (b)	965,000
3,080,000	Illinois Development Authority
	Industrial Development
	Revenue, Mattingly Lumber
	Project—Series A
	(LOC: First Bank)
	3.750%, 11/07/2006 (a) (b)	3,080,000
1,240,000	Illinois Development Finance
	Authority Industrial
	Development, Haskris County
	(LOC: JP Morgan Chase Bank)
	3.800%, 11/07/2006 (a) (b)	1,240,000
2,625,000	Illinois Development Finance
	Authority Industrial
	Development, Maclean-Fogg
	Co.
	(LOC: Bank of America N.A.)
	3.800%, 11/07/2006 (a) (b)	2,625,000
800,000	Illinois Development Finance
	Authority Multifamily
	Revenue, Butterfield Creek
	(LOC: LaSalle Bank N.A.)
	3.800%, 11/07/2006 (a) (b)	800,000
755,000	Illinois Development Finance
	Authority, Church Road
	Partnership
	(LOC: JP Morgan Chase Bank)
	3.800%, 11/07/2006 (a) (b)	755,000
1,625,000	Illinois Finance Authority
	Industrial Development
	Revenue, E Kinast—Series A
	(LOC: JP Morgan Chase Bank)
	3.800%, 11/07/2006 (a) (b)	1,625,000

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2006

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Illinois—continued
$1,190,000	Harvard Health Care Facility
	Revenue, Harvard Memorial
	Hospital, Inc.
	(LOC: M&I Bank)
	3.810%, 11/07/2006 (a) (b)	$1,190,000
550,000	Illinois Development Finance
	Authority Industrial Revenue,
	Florence Corp.
	(LOC: JP Morgan Chase Bank)
	3.800%, 11/07/2006 (a) (b)	550,000
8,000,000	Lakemoor Multifamily Revenue,
	Jupiter Realty Corp.
	(LOC: Bayerische Landesbank)
	3.780%, 11/07/2006 (a) (b)	8,000,000
4,000,000	Phoenix Realty Special
	Account—U LP Multifamily
	Revenue, Brightons Mark
	(LOC: Northern Trust)
	3.760%, 11/07/2006 (a) (b)	4,000,000
1,800,000	Richton Park Industrial
	Development Revenue,
	Aviator Corporation Project
	(LOC: National City Bank)
	3.560%, 11/07/2006 (a) (b)	1,800,000
3,300,000	Will County Exempt Facilities
	Revenue, BP Amoco PLC
	(CS: B.P. Amoco)
	3.660%, 11/01/2006 (a) (b)	3,300,000
		30,960,000
Indiana—0.6%
1,060,000	Indiana Development Finance
	Authority; Timberland
	Resources, Inc.
	(LOC: Regions Bank)
	3.760%, 11/07/2006 (a) (b)	1,060,000
810,000	Lawrence Industrial Economic
	Development Revenue,
	Southwark Metal
	Manufacturing Co.
	(LOC: Citizens Bank)
	3.800%, 11/07/2006 (a) (b)	810,000
455,000	Princeton Industrial
	Development Revenue, Orion
	Denki American, Inc.
	(LOC: Bank Of Tokyo-
	Mitsubishi)
	3.840%, 11/07/2006 (a) (b)	455,000
		2,325,000
Iowa—2.2%
1,180,000	Iowa Finance Authority
	Development Revenue
	(LOC: Wells Fargo)
	3.670%, 11/07/2006 (a) (b)	1,180,000

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Iowa—continued
$5,130,000	Iowa Finance Authority Single
	Family Managing Revenue
	(LOC: Ginne Mae/Fannie
	Mae)
	3.630%, 11/07/2006 (a) (b)	$5,130,000
1,850,000	Le Mars Industrial Development
	Revenue
	(LOC: Farm Credit Services)
	3.700%, 11/07/2006 (a) (b)	1,850,000
		8,160,000
Kansas—0.3%
1,110,000	Kansas State Development
	Finance Authority, Four
	Seasons Apartments Project
	(LOC: US Bank)
	3.770%, 11/07/2006 (a) (b)	1,110,000
Kentucky—0.1%
400,000	Bardstown Industrial
	Development Corp., JAV LLC
	(LOC: Bank of Michigan)
	3.800%, 11/07/2006 (a) (b)	400,000
Louisiana—0.7%
2,500,000	St. Charles Parish Pollution
	Control Revenue
	(LOC: Shell Oil)
	3.660%, 11/01/2006 (a) (b)	2,500,000
Michigan—0.8%
1,000,000	Strategic Fund, Ltd. Obligation
	Revenue Series A, Waterland
	Battle Creek Properties LLC
	(LOC: Fifth Third Bank )
	4.020%, 11/07/2006 (a) (b)	1,000,000
1,785,000	Strategic Fund, Ltd. Obligation
	Revenue, Kaja Enterprises
	LLC Project
	(LOC: National City Bank)
	3.750%, 11/07/2006 (a) (b)	1,785,000
		2,785,000
Minnesota—2.8%
1,020,000	Owatonna Housing Revenue,
	Second Century
	(LOC: American Bank of St.
	Paul)
	3.760%, 11/07/2006 (a) (b)	1,020,000
3,740,000	Ramsey Industrial Development
	Revenue, Kilkenny LLC—
	Series A
	(LOC: Associated Bank)
	3.860%, 11/07/2006 (a) (b)	3,740,000
3,800,000	Stevens County Solid Waste
	Revenue, Darnen Dairy LLP
	(LOC: AGCountry Farm
	Services)
	3.700%, 11/07/2006 (a) (b)	3,800,000

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2006

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Minnesota— continued
$1,745,000	Waite Park Industrial
	Development, JPL Properties
	LLC Revenue
	(LOC: Bremer Bank)
	3.740%, 11/07/2006 (a) (b)	$1,745,000
		10,305,000
Mississippi—4.1%
8,300,000	Mississippi Business Finance
	Corp.
	(LOC: Mississippi Power Co.)
	3.660%, 11/01/2006 (a) (b)	8,300,000
6,750,000	Prentiss County Industrial
	Development Revenue,
	Heidelberg Eastern
	(LOC: UniBank Savings)
	3.900%, 11/30/2006 (a) (b)	6,750,000
		15,050,000
Missouri—3.3%
3,100,000	Cabool Industrial Development
	Authority, Ameriduct
	Worldwide, Inc.
	(LOC: Harris Trust & Savings
	Bank)
	3.750%, 11/07/2006 (a) (b)	3,100,000
3,660,000	Springfield Industrial
	Development Authority
	Revenue, DMP Properties LLC
	(LOC: U.S. Bank N.A.)
	3.800%, 11/07/2006 (a) (b)	3,660,000
2,000,000	St. Joseph Industrial
	Development Authority
	Industrial Development
	Revenue, Albaugh, Inc.—
	Series A
	(LOC: U.S. Bank N.A.)
	3.900%, 11/07/2006 (a) (b)	2,000,000
3,490,000	Washington Industrial
	Development Authority
	Industrial Revenue, Clemco
	Industries
	(LOC: Comerica)
	3.830%, 11/01/2006 (a) (b)	3,490,000
		12,250,000
Nebraska—0.3%
1,100,000	Washington County Industrial
	Development Revenue,
	Cargill, Inc.
	(LOC: Wachovia Bank)
	3.710%, 11/01/2006 (a) (b)	1,100,000
Nevada—1.4%
5,100,000	Clark County Industrial
	Development Revenue,
	Nevada Cogen Associates #2
	(LOC: CIBC)
	3.660%, 11/01/2006 (a) (b)	5,100,000

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
New Mexico—1.2%
$1,360,000	Albuquerque Industrial
	Development Revenue,
	Karsten Co.
	(LOC: JP Morgan Chase Bank)
	3.790%, 11/07/2006 (a) (b)	$1,360,000
455,000	Las Cruces Industrial
	Development Revenue,
	Parkview Metal Products
	(LOC: JP Morgan Chase Bank)
	3.800%, 11/07/2006 (a) (b)	455,000
1,300,000	New Mexico Housing Authority
	Region III Multifamily
	Revenue, El Pueblo
	Apartments—Series A
	(LOC: PNC Bank N.A.)
	3.810%, 11/07/2006 (a) (b) . . .	1,300,000
1,500,000	New Mexico Housing Authority
	Region III Multifamily
	Revenue, Madeira Court
	Apartments—Series B
	(LOC: PNC Bank N.A.)
	3.810%, 11/07/2006 (a) (b)	1,500,000
		4,615,000
New York—0.6%
725,000	Erie County Industrial
	Development Agency
	Revenue, B&G Properties, LLC
	and Diversified Control, Inc.
	(LOC: HSBC)
	4.100%, 11/07/2006 (a) (b)	725,000
115,000	Niagara County Industrial
	Development Agency
	Revenue, MMars Second
	Program—Series A
	(LOC: HSBC)
	4.100%, 11/07/2006 (a) (b)	115,000
1,500,000	Riverhead Industrial
	Development Authority,
	Altaire Pharmaceuticals
	Project
	(LOC: Mellon Bank)
	3.750%, 11/07/2006 (a) (b)	1,500,000
		2,340,000
Ohio—2.5%
720,000	Cuyahoga County Industrial
	Development Revenue, Edge
	Seal Technologies
	(LOC: Firstmerit Bank)
	3.810%, 11/07/2006 (a) (b)	720,000
1,220,000	Hamilton County Economic
	Development Revenue, Union
	Institute
	(LOC: Huntington National
	Bank)
	3.800%, 11/07/2006 (a) (b)	1,220,000

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2006

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Ohio—continued
$2,360,000	Portage County Industrial
	Development Revenue, NCSP
	LP
	(LOC: Huntington National
	Bank)
	3.800%, 11/07/2006 (a) (b)	$2,360,000
2,250,000	Richland County Industrial
	Development Revenue,
	Mansfield Motel Partnership
	(LOC: Huntington National
	Bank)
	3.800%, 11/07/2006 (a) (b)	2,250,000
2,730,000	Wood County Industrial
	Development Revenue, Edge
	Seal Technologies
	(LOC: First Merit Bank)
	3.850%, 11/07/2006 (a) (b)	2,730,000
		9,280,000
Oregon—0.3%
1,000,000	Oregon State Economic
	Development Revenue,
	Patrick Industries, Inc.
	(LOC: JP Morgan Chase Bank)
	3.800%, 11/07/2006 (a) (b)	1,000,000
Rhode Island—0.9%
1,600,000	Industrial Facilities Corp.
	Development Revenue,
	Greystone of Lincoln Project
	(LOC: Citizens Bank NA)
	3.800%, 11/07/2006 (a) (b)	1,600,000
1,900,000	Rhode Island Housing &
	Mortgage Finance Corp.,
	Fairfield University Heights
	(LOC: Freddie Mac)
	3.630%, 11/07/2006 (a) (b)	1,900,000
		3,500,000
South Carolina—1.6%
3,400,000	Florence County Solid Waste
	Disposal & Waste Water
	Treatment, Roche Carolina,
	Inc. Project
	(LOC: Deutsche Bank)
	3.670%, 11/01/2006 (a) (b)	3,400,000
2,400,000	South Carolina Jobs Economic
	Development Revenue, Dorris
	Properties LLC Project
	(LOC: Wells Fargo Bank,
	Caroline First Bank)
	3.670%, 11/07/2006 (a) (b)	2,400,000
		5,800,000
South Dakota—1.4%
1,400,000	Brookings Industrial
	Development Revenue,
	Lormar Development Co.
	(LOC: U.S. Bank N.A.)
	3.840%, 11/07/2006 (a) (b)	1,400,000

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
South Dakota—continued
$2,900,000	South Dakota Economic
	Development Finance
	Authority, Sweetman
	Construction Co.
	(LOC: Wells Fargo)
	3.670%, 11/07/2006 (a) (b)	$2,900,000
840,000	South Dakota Economic
	Development Finance
	Authority Economic Revenue,
	Vicom Ltd.
	(LOC: Associated Bank N.A.)
	3.830%, 11/07/2006 (a) (b)	840,000
		5,140,000
Tennessee—1.3%
900,000	Hamilton County Industrial
	Development Revenue,
	Hamilton Plastics, Inc.
	(LOC: First American National
	Bank)
	3.830%, 11/07/2006 (a) (b)	900,000
1,800,000	Huntingdon Industrial
	Development Board Revenue,
	Associates Rubber Co.
	(LOC: PNC Bank N.A.)
	3.920%, 11/07/2006 (a) (b)	1,800,000
340,000	Jackson Health Educational &
	Housing Facility Board
	Revenue, Creekside
	Apartments
	(LOC: First Tennessee Bank)
	4.000%, 12/01/2006 (a) (b) (c)	340,000
400,000	Rutherford County Industrial
	Development Board, Square
	D Co.
	(LOC: Societe General)
	3.750%, 11/07/2006 (a) (b)	400,000
1,400,000	Sevier County Public Building
	Authority Local Government
	(LOC: Ambac Ins., DEPF A
	Bank)
	3.650%, 11/01/2006 (a) (b)	1,400,000
		4,840,000
Texas—11.2%
4,910,000	Archer City Growth &
	Development, Pork
	Products II
	(LOC: Bank of Oklahoma
	N.A., Suntrust Bank)
	3.700%, 11/07/2006 (a) (b)	4,910,000
4,500,000	Brazos River Harbor Navigation
	District Brazoria County
	Revenue, BASF Corp.
	(LOC: JP Morgan Chase Bank)
	3.750%, 11/07/2006 (a) (b)	4,500,000

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2006

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Texas—continued
$3,175,000	Gulf Coast Industrial
	Development Authority
	Environment, Citgo
	Petroleum Corp.
	(LOC: Royal Bank of
	Scotland)
	3.660%, 11/01/2006 (a) (b)	$3,175,000
7,525,000	Gulf Coast Industrial
	Development Authority Solid
	Waste, Citgo Petroleum Corp.
	(LOC: Royal Bank of
	Scotland)
	3.660%, 11/01/2006 (a) (b)	7,525,000
1,340,000	Harris County Industrial
	Development Corp., Precision
	General, Inc.
	(LOC: JP Morgan Chase Bank)
	3.680%, 11/07/2006 (a) (b)	1,340,000
2,000,000	Montgomery County Industrial
	Development Revenue,
	Medical Manufacturing
	Partners
	(LOC: Bank One Texas N.A.)
	3.850%, 11/07/2006 (a) (b)	2,000,000
4,500,000	Port Authority Naval District
	Revenue, Multi Mode
	Reference—Series C
	(CS: Total FINA Elf S.A.
	3.700%, 11/07/2006 (a) (b)	4,500,000
9,500,000	Port Corpus Christi Authority
	Nueces County Waste
	Disposal, Flint Hills
	Resources LP
	(CS: Flint Hills Resources)
	3.870%, 11/07/2006 (a) (b)	9,500,000
315,000	Saginaw Industrial
	Development Authority, Glad
	Investing Project
	(LOC: Bank One Texas N.A.)
	3.900%, 11/07/2006 (a) (b)	315,000
3,485,000	Texas Veteran Housing
	Assistance
	(LOC: Landesbank Hessen)
	3.620%, 11/07/2006 (a) (b)	3,485,000
		41,250,000
Multistate—25.9%
11,220,000	Class B Revenue Bond
	Certificates—Series
	Trust 2004-1
	(SPA: AIG Retirement
	Services)
	3.810%, 11/07/2006 (a) (b)	11,220,000
5,615,000	Clipper Tax-Exempt Certificate
	Trust
	(LOC: State Street Bank)
	3.710%, 11/07/2006 (a) (b)	5,615,000

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Multistate— continued
$17,790,000	Puttable Floating Option Tax-
	Exempt Receipts 003
	(LOC: Merrill Lynch)
	3.760%, 11/07/2006 (a) (b)	$17,790,000
17,800,000	Puttable Floating Option Tax-
	Exempt Receipts, P-Floats
	(LOC: Merrill Lynch)
	3.760%, 11/07/2006 (a) (b)	17,800,000
17,485,000	Puttable Floating Option Tax-
	Exempt Receipts, P-Floats
	(LOC: Merrill Lynch)
	3.760%, 11/07/2006 (a)(b)	17,485,000
10,685,000	Puttable Floating Option Tax-
	Exempt Receipts, Regular
	Floats Mode A PPT-38
	(LOC: Lloyds TSB Bank)
	4.250%, 11/07/2006 (a) (b)	10,685,000
3,100,000	Revenue Bond Certificate Series
	Trust 2004-13, Centennial
	(CS: AIG)
	3.810%, 11/07/2006 (a) (b)	3,100,000
5,000,000	Revenue Bond Certificate Series
	Trust 2005-1
	(CS: AIG)
	3.820%, 11/07/2006 (a) (b)	5,000,000
5,000,000	Revenue Bond Certificate Series
	Trust 2006-2, Meridian
	Apartments
	(CS: AIG Retirement Services,
	Inc.)
	3.820%, 11/07/2006 (a) (b)	5,000,000
2,000,000	Revenue Bond Certificate Series
	Trust 2006-4, Wildwood
	Branch
	(CS: AIG Retirement Services,
	Inc.)
	3.820%, 11/07/2006 (a) (b)	2,000,000
		95,695,000
Utah—0.7%
2,500,000	Utah Housing Corp. Multifamily
	Revenue, Todd Hollow
	Apartments—A
	(CS: AIG)
	3.810%, 11/07/2006 (a) (b)	2,500,000
Vermont—3.7%
13,450,000	Vermont Housing Finance
	Agency Single Family
	(LOC: FSA INS, DEPFA Bank)
	3.680%, 11/07/2006 (a) (b)	13,450,000
Washington—2.6%
1,110,000	Washington Economic
	Development Finance
	Authority Revenue, Belina
	Interiors, Inc.—Series F
	(LOC: Keybank N.A.)
	3.810%, 11/07/2006 (a) (b)	1,110,000

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2006

Principal Amount	Security Description	Value

Municipal Bonds—continued
Washington—continued
$2,745,000	Washington Economic
	Development Finance
	Authority Revenue, Wesmar
	Co., Inc., Project—Series F
	(LOC: U.S. Bank N.A.)
	3.760%, 11/07/2006 (a) (b)	$2,745,000
2,195,000	Washington Economic
	Development Finance
	Authority Revenue, Green
	Garden Foods Project—A
	(LOC: Wells Fargo Bank N.A.)
	3.670%, 11/07/2006 (a) (b)	2,195,000
1,700,000	Washington Economic
	Development Finance
	Authority Revenue, Hillstrom
	Ventures LLC
	(LOC: U.S. Bank N.A.)
	3.790%, 11/07/2006 (a) (b)	1,700,000
1,855,000	Washington Economic
	Development Financel
	Authority Revenue, B&H
	Dental Laboratory Project—
	Series B
	(LOC: U.S. Bank N.A.)
	3.790%, 11/07/2006 (a) (b)	1,855,000
		9,605,000
Wisconsin—4.4%
500,000	Elkhorn Wisconsin Industrial
	Development Revenue
	(LOC: JP Morgan Chase Bank)
	3.800%, 11/07/2006 (a) (b)	500,000
3,375,000	Fox Lake Redevelopment
	Authority Revenue, Karavan
	Trailers Inc.
	(LOC: Associated Bank N.A.)
	3.830%, 11/07/2006 (a) (b)	3,375,000
1,180,000	Franklin Industrial
	Development Revenue,
	Howard Henz Co., Inc.
	(LOC: Associated Bank N.A.)
	3.890%, 11/07/2006 (a) (b)	1,180,000

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Wisconsin—continued
$1,750,000	Franklin Industrial
	Development Revenue,
	Smyczek/ECS Project
	(LOC: Wells Fargo Bank N.A.)
	3.800%, 11/07/2006 (a) (b)	$1,750,000
4,310,000	Hull Industrial Development
	Revenue, Welcome Dairy, Inc.
	(LOC: Associated Bank N.A.)
	3.800%, 11/07/2006 (a) (b)	4,310,000
1,895,000	Reedsburg Industrial
	Development Revenue, Cellox
	LLC
	(LOC: Associated Bank N.A.)
	3.890%, 11/07/2006 (a) (b)	1,895,000
1,625,000	Rhinelander Industrial
	Development Revenue,
	Superior Diesel/SDI Properites
	(LOC: Associated Bank N.A.)
	3.890%, 11/07/2006 (a) (b)	1,625,000
1,300,000	Sheboygan Industrial
	Development Revenue,
	Polyfab & Gill-Janssen
	(LOC: Associated Bank Lakeshore)
	3.830%, 11/07/2006 (a) (b)	1,300,000
200,000	Sturgeon Bay Industrial
	Development Revenue,
	Midwest Wire Realty
	(LOC: Associated Bank Milwaukee)
	3.890%, 11/07/2006 (a) (b)	200,000
		16,135,000
	Total Municipal Bonds	367,962,000
Cash—0.0%
27,760	SEI Tax Exempt Trust—
	Institutional Tax Free
	Portfolio—A	27,760
	Total Cash	27,760
	Total Investments (Cost
	$367,989,760)—100.0%	367,989,760
	Other Assets in Excess of
	Liabilities—0.1%	454,374
	TOTAL NET ASSETS—100.0%	$368,444,134

__________

(a)	Variable Rate Security—The rate reported is the rate in effect as of October 31, 2006. The date shown is the next reset date.

(b)	Maturity date represents first available put date.

(c)	Put Bond

CS-Credit Support

LOC-Letter of Credit

See notes to financial statements.

Alpine Mutual Funds - Tax Optimized Income Fund

Schedule of Portfolio Investments
October 31, 2006

Principal Amount	Security Description	Value

Asset Backed Securities—2.2%
$1,000,000	Collegiate Funding Loan Trust
	2003-B
	5.420%, 12/28/2043	$1,000,625
	Total Asset Backed Securities	1,000,625
Corporate Bonds—2.2%
1,000,000	AOL Time Warner, Inc
	6.150%, 05/01/2007	1,003,738
	Total Corporate Bonds	1,003,738
Municipal Bonds—95.2%
Alabama—2.0%
900,000	Mcintosh Industrial Development
	Board Environmental Revenue,
	CIBC Specialty
	4.060%, 11/01/2006 (a) (b)	900,000
Arizona—6.6%
3,000,000	Maricopa County Industrial
	Development Authority
	Multifamiy Housing Revenue,
	Affordable Housing, Series—B
	(CS: Fannie Mae)
	4.090%, 11/30/2006 (a) (b)	3,000,000
California—4.2%
1,000,000	Statewide Communities
	Development Authority Solid
	Waste Facilities Revenue,
	Waste Managment, Inc.
	(CS: Waste Management Inc.)
	2.900%, 04/01/2007 (a) (b) (d)	993,700
905,000	Stockton Certificates, United
	Christian Schools
	3.950%, 11/07/2006 (a) (b)	905,000
		1,898,700
Guam—1.1%
500,000	Education Funding Foundation
	Certificates Partnership
	5.000%, 10/01/2007	505,710
Illinois—2.2%
1,000,000	Student Assistance Loan
	Revenue, Taxable Series—V
	5.400%, 11/30/2006 (a) (b)	1,000,000
Indiana—6.3%
900,000	Monroe County Industrial
	Economic Development
	Revenue
	(LOC: Old National Bank)
	4.180%, 11/07/2006 (a) (b)	900,000
2,000,000	Vigo County Industrial
	Development Revenue,
	Republic Services, Inc
	3.920%, 11/07/2006 (a) (b)	2,000,000
		2,900,000

Principal	Security
Amount	Description	Value

Municipal Bonds—continued
Kentucky—1.4%
$650,000	Shelby County Industrial
	Building Revenue, Roll
	Forming Corp.
	(LOC: Bayerische)
	3.900%, 11/07/2006 (a) (b)	$650,000
Louisiana—22.8%
2,000,000	Ascension Parish Waste Disposal,
	Alliedsignal, Inc.
	3.910%, 11/07/2006 (a) (b)	2,000,000
750,000	Caddo-Bossier Parishes Port
	Commission, Shreveport
	Fabrications
	(LOC: Hibernia National Bank)
	4.590%, 11/07/2006 (a) (b)	750,000
2,200,000	Jefferson Parish, LA Industrial
	Development Board
	4.250%, 11/01/2006 (a) (b)	2,200,000
5,500,000	Local Government Environment
	Facilities Community
	Development Authority
	Revenue, Caddo-Bossier
	Parishes
	(LOC: Hibernia National Bank)
	4.590%, 11/07/2006 (a) (b)	5,500,000
		10,450,000
Massachusetts—7.1%
1,045,000	State Industrial Finance Agency
	Revenue, Asahi/America, Inc.
	(LOC: Citizens Bank of
	Massachusetts)
	3.125%, 03/01/2009 (a) (b) (d)	1,028,708
2,200,000	State Port Authority Revenue
	Bonds, Delta Air Lines
	Series—B
	(CS: AMBAC)
	4.150%, 11/30/2006 (a) (b)	2,200,000
		3,228,708
Minnesota—3.2%
1,480,000	St. Cloud Housing &
	Redevelopment Authority
	Industrial Development
	Revenue, CMMB LLP
	(LOC: Bremer Bank)
	4.140%, 11/07/2006 (a) (b)	1,480,000
Missouri—4.8%
2,200,000	Higher Education Authority
	Student Loan, Taxable
	Series—F (CS: GTD)
	5.380%, 11/30/2006 (a) (b)	2,200,000
New Jersey—11.4%
1,000,000	Bayonne General Obligation
	Notes
	5.000%, 09/19/2007	1,008,160
500,000	Bayonne Tax Anticipation Notes
	Series—B
	5.000%, 12/11/2006	500,270

See notes to financial statements.

Alpine Mutual Funds - Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2006

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Jersey— continued
$1,000,000	Economic Development
	Authority Revenue Floats
	Series—980
	(CS: Morgan Stanley)
	3.960%, 11/07/2006(a) (b)	$1,000,000
1,165,000	Tobacco Settlement Finance
	Corp.
	5.750%, 06/01/2012	1,247,342
1,500,000	Wanaque Valley Regional
	Authority
	4.750%, 09/28/2007	1,506,516
		5,262,288
New York—2.5%
600,000	Monroe County Industrial
	Development Agency Revenue,
	Turbine Parts
	8.000%, 12/01/2006	619,938
500,000	Westchester Tobacco Asset
	Securitization Corporation
	5.000%, 06/01/2015	510,115
		1,130,053
North Carolina—2.2%
	North Carolina Medical Care
	Health Care Facilities Revenue,
	Moravian Home, Inc.
335,000	4.200%, 10/01/2007	335,060
675,000	4.250%, 10/01/2008	674,636
		1,009,696
Ohio—0.5%
215,000	Summit County Industrial
	Development Revenue, LKL
	Properties, Inc.
	4.150%, 11/07/2006	215,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Oklahoma—4.0%
$1,800,000	Tulsa County Industrial Authority
	Multifamily Revenue,
	Affordable Housing Series B
	4.400%, 11/30/2006	$1,800,000
Puerto Rico—4.4%
	Puerto Rico GDB
1,000,000	3.950%, 12/22/2006 (c)	1,000,000
1,000,000	4.000%, 11/07/2006 (c)	1,000,000
		2,000,000
South Carolina—2.2%
1,000,000	Charleston County Industrial
	Revenue, Tandy Corp.
	4.950%, 11/07/2006 (a) (b)	1,000,000
Texas—4.3%
1,960,000	Revenue Bond Certificates Series
	Trust, Heather Lane—Taxable
	(CS: AIG)
	5.570%, 11/07/2006 (a) (b)	1,960,000
Multistate—2.0%
915,000	Puttable Floating Option Tax
	Exempt Receipts, P-Floats
	(CS: Merrill Lynch)
	3.760%, 11/07/2006 (a) (b)	915,000
	Total Municipal Bonds	43,505,155
Short-Term Investments—2.0%
922,122	Federated Government
	Obligations Fund	922,122
	Total Short-Term Investments	922,122
	Total Investments
	(Cost $46,313,912)—101.6%	46,431,640
	Liabilities in Excess of Other
	Assets—(1.6)%	(762,751)
	TOTAL NET ASSETS—100.0%	$45,668,889

__________

(a)	Variable Rate Security—The rate reported is the rate in effect as of October 31, 2006. The date shown is the next reset date.

(b)	Maturity date represents first available put date.

(c)	Commercial Paper

(d)	Put Bond

CS-Credit Support

LOC-Letter of Credit

See notes to financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
Year Ended October 31, 2006

			Dynamic
	Dynamic	Dynamic	Financial	Dynamic
	Balance	Dividend	Services	Innovators
	Fund	Fund	Fund	Fund
ASSETS:
Investments, at value (1)	$97,811,483	$625,648,597	$7,480,310	$5,031,949
Dividends and interest receivable	409,907	1,848,427	3,038	17,162
Receivable for capital shares issued	14,000	7,850,238	28,248	—
Receivable for investment securities sold	524,628	23,005,830	230,107	125,603
Due from Advisor	—	—	—	27,931
Prepaid expenses and other assets	7,493	27,223	13,857	15,727
Total assets	98,767,511	658,380,315	7,755,560	5,218,372
LIABILITIES:
Payable for investment securities purchased	356,412	23,771,304	81,862	118,832
Payable for capital shares redeemed	116,103	659,771	104,299	—
Accrued expenses and other liabilities:
Investment advisory fees	82,657	502,217	2,844	—
Other	50,119	183,523	22,559	26,111
Total liabilities	605,291	25,116,815	211,564	144,943
Net Assets	$98,162,220	$633,263,500	$7,543,996	$5,073,429

Net assets represented by:
Capital Stock	$77,291,439	$631,151,766	$6,953,572	$4,921,702
Accumulated undistributed net investment income (losses)	(26,712)	5,753,471	4,514	46,291
Accumulated net realized gains (losses) on investments sold and
foreign currency related transactions	3,303,763	(20,388,857)	527,695	41,166
Net unrealized appreciation/depreciation on:
Investments	17,593,730	16,707,944	58,215	64,270
Foreign currency translation	—	39,176	—	—
Total Net Assets	$98,162,220	$633,263,500	$7,543,996	$5,073,429

Net asset value
Net assets	$98,162,220	$633,263,500	$7,543,996	$5,073,429
Shares of beneficial interest issued and outstanding	7,154,236	50,604,475	621,815	492,110
Net asset value, offering price and redemption price per share	$13.72	$12.52	$12.13	$10.31
(1) Cost of Investments	$80,217,753	$608,940,653	$7,422,095	$4,967,679

See notes to financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2006

	Municipal	Tax Optimized
	Money Market	Income
	Fund	Fund
ASSETS:
Investments, at value (1)	$367,989,760	$46,431,640
Interest receivable	1,412,622	280,304
Receivable for capital shares issued	17,533,373	147,394
Prepaid expenses and other assets	15,180	10,715
Total assets	386,950,935	46,870,053
LIABILITIES:
Payable for investment securities purchased	2,800,000	1,009,365
Payable for capital shares redeemed	14,630,320	651
Accrued expenses and other liabilities:
Investment advisory fees	61,043	18,520
Distribution fees	1,547	283
Distributions to shareholders	953,064	150,063
Other	60,827	22,282
Total liabilities	18,506,801	1,201,164
Net Assets	$368,444,134	$45,668,889

Net assets represented by:
Capital Stock	$368,444,134	$45,602,309
Accumulated undistributed net investment income	—	4,213
Accumulated net realized losses from investments sold	—	(55,361)
Net unrealized appreciation on investments	—	117,728
Total Net Assets	$368,444,134	$45,668,889

Net asset value
Adviser Class Shares
Net assets	$2,603,714	$408,535
Shares of beneficial interest issued and outstanding	2,603,658	40,449
Net asset value, offering price and redemption price per share	$1.00	$10.10
Investor Class Shares
Net assets	$365,840,420	$45,260,354
Shares of beneficial interest issued and outstanding	365,840,363	4,505,355
Net asset value, offering price and redemption price per share	$1.00	$10.05
(1) Cost of Investments	$367,989,760	$46,313,912

See notes to financial statements.

Alpine Mutual Funds

Statements of Operations

	Year Ended October 31, 2006
			Dynamic
	Dynamic	Dynamic	Financial	Dynamic
	Balance	Dividend	Services	Innovators
	Fund	Fund	Fund	Fund(1)
INVESTMENT INCOME:
Interest income	$1,131,964	$572,953	$15,386	$65,470
Dividend income*	1,641,517	66,714,775	39,530	450
Total investment income	2,773,481	67,287,728	54,916	65,920
EXPENSES:
Investment advisory fees	995,899	4,422,763	36,494	14,540
Administration fees	42,528	183,831	1,133	611
Fund accounting fees	24,002	103,721	626	349
Audit and tax fees	19,445	23,214	14,542	12,976
Custodian fees	9,709	44,628	265	145
Interest expense	—	4,957	297	—
Legal fees	1,504	6,027	13	6,440
Registration and filing fees	23,406	74,241	32,077	16,345
Printing fees	16,001	130,047	761	8,763
Transfer agent fees	43,225	187,186	1,093	625
Trustee fees	2,549	2,624	2,014	648
Other fees	6,459	14,855	3,139	289
Total expenses before expense waiver by Adviser	1,184,727	5,198,094	92,454	61,731
Expense waiver by Adviser	—	—	(42,892)	(42,102)
Net expenses	1,184,727	5,198,094	49,562	19,629
Net investment income	1,588,754	62,089,634	5,354	46,291
REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Long transactions	3,250,394	(15,123,135)	527,695	41,166
Foreign currency transactions	—	(2,349,707)	—	—
Net realized gain (loss)	3,250,394	(17,472,842)	527,695	41,166
Change in unrealized appreciation (depreciation) on investments
Investments	6,225,228	27,430,694	58,215	64,270
Foreign currency translation	—	46,202	—	—
Net change in unrealized appreciation (depreciation)	6,225,228	27,476,896	58,215	64,270
Net realized/unrealized gain on investments	9,475,622	10,004,054	585,910	105,436
Change in net assets resulting from operations	$11,064,376	$72,093,688	$591,264	$151,727

* Net of foreign taxes withheld	$360	$2,764,598	$—	$—

___________

(1)	Commenced operations on July 11, 2006

See notes to financial statements.

Alpine Mutual Funds

Statements of Operations

	Year Ended October 31, 2006
	Municipal	Tax Optimized
	Money Market	Income
	Fund	Fund
INVESTMENT INCOME:
Interest income	$9,157,100	$1,899,188
Total investment income	9,157,100	1,899,188
EXPENSES:
Investment advisory fees	1,143,988	340,898
Administration fees	23,647	4,420
Distribution fees—Adviser Class	23,572	4,420
Fund accounting fees	3,261	323
Audit and tax fees	14,190	14,615
Custodian fees	23,897	4,420
Interest expense	1,753	7
Legal fees	3,296	843
Registration and filing fees	62,519	29,919
Printing fees	18,696	2,322
Transfer agent fees	23,622	4,420
Trustee fees	3,516	3,350
Other fees	8,629	3,137
Total expenses before expense reimbursement by Adviser	1,354,586	413,094
Less: Expense waiver by Adviser	(601,239)	(139,078)
Net expenses	753,347	274,016
Net investment income.	8,403,753	1,625,172
REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	412	(55,360)
Change in unrealized appreciation (depreciation) on investments	—	126,839
Net realized/unrealized gain on investments.	412	71,479
Change in net assets resulting from operations	$8,404,165	$1,696,651

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Balance Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
OPERATIONS:
Net investment income	$1,588,754	$1,426,639
Net realized gain on investments	3,250,394	1,579,292
Change in unrealized appreciation (depreciation) on investments	6,225,228	2,912,439
Change in net assets resulting from operations	11,064,376	5,918,370
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders:
From net investment income	(1,535,036)	(1,322,306)
From net realized gain on investment	(1,667,049)	(3,659,345)
Change in net assets resulting from distributions to shareholders	(3,202,085)	(4,981,651)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,892,372	30,307,445
Dividends reinvested	2,949,759	4,421,872
Redemption fees	828	—
Cost of shares redeemed	(15,013,692)	(8,900,384)
Change in net assets from capital share transactions	(7,170,733)	25,828,933
Total change in net assets	691,558	26,765,652
NET ASSETS:
Beginning of year	97,470,662	70,705,010
End of year*	$98,162,220	$97,470,662

* Including undistributed net investment income of:	$(26,712)	$96,291

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
OPERATIONS:
Net investment income	$62,089,634	$29,881,638
Net realized (loss) on:
Long transactions	(15,123,135)	(5,293,810)
Foreign currency transactions	(2,349,707)	(285,088)
Change in unrealized appreciation (depreciation) on:
Investments	27,430,694	(12,570,661)
Foreign currency translation	46,202	(6,945)
Change in net assets resulting from operations	72,093,688	11,725,134
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders:
From net investment income	(57,422,280)	(26,364,397)
From net realized gain on investment	—	(1,494,879)
Change in net assets resulting from distributions to shareholders	(57,422,280)	(27,859,276)
CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	375,145,264	328,736,945
Dividends reinvested	44,232,625	22,881,710
Redemption fees	87,691	80,834
Cost of shares redeemed	(112,214,380)	(67,754,875)
Change in net assets from capital share transactions	307,251,200	283,944,614
Total change in net assets	321,922,608	267,810,472
NET ASSETS:
Beginning of year	311,340,892	43,530,420
End of year*	$633,263,500	$311,340,892

* Including undistributed net investment income of: .	$5,753,471	$3,463,833

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

Dynamic Financial Services Fund
Year Ended October 31, 2006
OPERATIONS:
Net investment income	$5,354
Net realized gain on investments	527,695
Change in unrealized appreciation (depreciation) on investments	58,215
Change in net assets resulting from operations	591,264
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders:
From net investment income	(840)
Change in net assets resulting from distributions to shareholders	(840)
CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,434,176
Dividends reinvested	840
Redemption fees	1,701
Cost of shares redeemed	(483,145)
Change in net assets from capital share transactions	6,953,572
Total change in net assets	7,543,996
NET ASSETS:
Beginning of year (1)	—
End of year*	$7,543,996

* Including undistributed net investment income of:	$4,514

(1)	Commenced operations on November 1, 2005

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

Dynamic Innovators Fund
Period Ended October 31, 2006 (1)
OPERATIONS:
Net investment income	$46,291
Net realized gain on investments	41,166
Change in unrealized appreciation (depreciation) on investments	64,270
Change in net assets resulting from operations	151,727
CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,924,505
Cost of shares redeemed	(2,803)
Change in net assets from capital share transactions	4,921,702
Total change in net assets	5,073,429
NET ASSETS:
Beginning of period	—
End of period*	$5,073,429

* Including undistributed net investment income of:	46,291

(1)	Commenced operations on July 11, 2006

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Municipal Money Market Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
OPERATIONS:
Net investment income	$8,403,753	$5,162,596
Net realized gain on investments	412	2,815
Change in net assets resulting from operations	8,404,165	5,165,411
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders:
From net investment income	(40,599)	(4,859)
Distributions to Investor Class Shareholders:
From net investment income	(8,363,154)	(5,185,308)
Change in net assets resulting from distributions to shareholders	(8,403,753)	(5,190,167)
CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	715,101,834	459,390,771
Dividends reinvested	6,780,063	2,955,883
Cost of shares redeemed	(558,743,456)	(387,244,093)
Change in net assets from shares of beneficial interest transactions	163,138,441	75,102,561
Total change in net assets	163,138,853	75,077,805
NET ASSETS:
Beginning of year	205,305,281	130,227,476
End of year	$368,444,134	$205,305,281

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Tax Optimized Income Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
OPERATIONS:
Net investment income	$1,625,172	$1,457,688
Net realized gain (loss) on investments	(55,360)	46,520
Change in unrealized appreciation (depreciation) on investments	126,839	(616,587)
Change in net assets resulting from operations	1,696,651	887,621
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders
From net investment income	(5,000)	(1,966)
From net realized gain on investments	(1)	—
Distributions to Investor Class Shareholders:
From net investment income	(1,621,428)	(1,461,892)
From net realized gain on investments	(11,074)	—
Change in net assets resulting from distributions to shareholders	(1,637,503)	(1,463,858)
CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,002,248	1,774,244
Dividends reinvested	1,613,847	1,450,040
Redemption fees	50	274
Cost of shares redeemed	(4,810,285)	(8,168,307)
Change in net assets from shares of beneficial interest transactions	(194,140)	(4,943,749)
Total change in net assets	(134,992)	(5,519,986)
NET ASSETS:
Beginning of year	45,803,881	51,323,867
End of year*	$45,668,889	$45,803,881

* Including undistributed net investment income of:	$4,213	$5,475

See notes to financial statements.

Alpine Mutual Funds - Dynamic Balance Fund

Financial Highlights
(For a share outstanding throughout each year)

	Year Ended October 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value per share, beginning of year	$12.67	$12.44	$11.08	$9.17	$10.10
Income from investment operations:
Net investment income	0.21	0.19	0.19	0.22	0.24
Net realized/unrealized gains (losses) on investments	1.26	0.85	1.37	1.91	(0.91)
Total from investment operations	1.47	1.04	1.56	2.13	(0.67)
Less Distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.20)	(0.22)	(0.25)
Net realized gains on investments	(0.22)	(0.62)	—	—	(0.01)
Total distributions	(0.42)	(0.81)	(0.20)	(0.22)	(0.26)
Net asset value per share, end of year	$13.72	$12.67	$12.44	$11.08	$9.17

Total return	11.79%	8.46%	14.19%	23.50%	(6.82%)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$98,162	$97,471	$70,705	$53,756	$43,027
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.19%	1.21%	1.27%	1.51%	1.50%
After waivers, reimbursements, and recoveries	1.19%	1.31%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	1.60%	1.60%	1.78%	2.26%	2.45%
Portfolio turnover.	22%	36%	56%	39%	42%

See notes to financial statements.

Alpine Mutual Funds - Dynamic Dividend Fund

Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,			Period Ended October 31,
	2006	2005	2004	2003 (a)
Per Share Data:
Net asset value per share, beginning of period	$11.98	$12.34	$10.69	$10.00
Income from investment operations:
Net investment income	1.61	1.57	1.09 (b)	0.06
Net realized/unrealized gains (losses) on investments	.51	(0.14)	1.51	0.63
Total from investment operations	2.12	1.43	2.60	0.69
Less Distributions:
Dividends from net investment income	(1.58)	(1.51)	(0.95)	—
Net realized gains on investments	—	(0.28)	—	—
Total distributions	(1.58)	(1.79)	(0.95)	—
Net asset value per share, end of period	$12.52	$11.98	$12.34	$10.69

Total return	18.68%	11.85%	24.90%	6.90	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$633,264	$311,335	$43,530	$13,527
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.18%	1.20%	1.56%	3.11	%(d)
After waivers, reimbursements, and recoveries	1.18%	1.23%	1.35%	1.35	%(d)
Ratio of net investment income to average net assets	14.04%	14.22%	9.08%	5.69	%(d)
Portfolio turnover	192%	216%	194%	9%

(a)	For the period from September 22, 2003 (inception of fund) to October 31, 2003.

(b)	Net investment income is calculated using average shares outstanding during the period.

(c)	Not Annualized.

(d)	Annualized.

See notes to financial statements.

Alpine Mutual Funds - Dynamic Financial Services Fund

Financial Highlights
(For a share outstanding throughout each year)

October Year Ended 31,2006 (a)
Per Share Data:
Net asset value per share, beginning of year	$10.00
Income from investment operations:
Net investment income	0.02
Net realized/unrealized gains on investments	2.12
Total from investment operations	2.14
Less Distributions:
Dividends from net investment income	(0.01)
Total distributions	(0.01)
Net asset value per share, end of year	$12.13

Total return	21.47%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$7,544
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	2.53%
After waivers, reimbursements, and recoveries	1.35%
Ratio of net investment income to average net assets	0.15%
Portfolio turnover	106%

(a)	For the period from November 1, 2005 (inception of fund) to October 31, 2006.

See notes to financial statements.

Alpine Mutual Funds - Dynamic Innovators Fund

Financial Highlights
(For a share outstanding throughout each period)

	Period Ended October 31, 2006 (a)

Per Share Data:
Net asset value per share, beginning of period	$10.00
Income from investment operations:
Net investment income	0.09
Net realized/unrealized gains on investments	0.22
Total from investment operations	0.31
Net asset value per share, end of period	$10.31

Total return	3.10	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,073
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	4.25	%(c)
After waivers, reimbursements and recoveries	1.35	%(c)
Ratio of net investment income to average net assets	3.18	%(c)
Portfolio turnover	3.25%

(a)	For the period from July 11, 2006 (commencement of operations) to October 31, 2006.

(b)	Not Annualized.

(c)	Annualized.

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)

Adviser Class Shares:
Net asset value per share, beginning of period	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.03	0.02	0.01
Total from investment operations	0.03	0.02	0.01
Less Distributions:
Dividends from net investment income	(0.03)	(0.02)	(0.01)
Total distributions	(0.03)	(0.02)	(0.01)
Net asset value per share, end of period	$1.00	$1.00	$1.00

Total return	3.07%	1.98%	0.89	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,604	$617	$80
Ratio of expenses to average net assets:
Before waivers and reimbursements	0.78%	0.78%	0.93	%(c)
After waivers and reimbursements	0.55%	0.53%	0.59	%(c)
Ratio of net investment income to average net assets	3.06%	2.01%	0.90	%(c)

(a)	For the period from March 30, 2004 (inception of fund) to October 31, 2004.

(b)	Not Annualized.

(c)	Annualized.

See notes to financial statements.

Alpine Mutual Funds - Municipal Money Market Fund

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,			Period Ended October 31,
	2006	2005	2004	2003 (a)
Investor Class Shares:
Net asset value per share, beginning of period	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.03	0.02	0.01	0.01
Total from investment operations	0.03	0.02	0.01	0.01
Less Distributions:
Dividends from net investment income	(0.03)	(0.02)	(0.01)	(0.01)
Total distributions	(0.03)	(0.02)	(0.01)	(0.01)
Net asset value per share, end of period	$1.00	$1.00	$1.00	$1.00

Total return	3.33%	2.24%	1.09%	1.00	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$365,840	$204,689	$130,147	$59,126
Ratio of expenses to average net assets:
Before waivers and reimbursements	0.53%	0.53%	0.70%	0.73	%(c)
After waivers and reimbursements	0.30%	0.27%	0.34%	0.32	%(c)
Ratio of net investment income to average net assets	3.31%	2.26%	1.10%	1.09	%(c)

(a)	For the period from December 5, 2002 (inception of fund) to October 31, 2003.

(b)	Not Annualized.

(c)	Annualized.

See notes to financial statements.

Alpine Mutual Funds - Tax Optimized Income Fund

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31, 2006	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
Adviser Class Shares:
Net asset value per share, beginning of period	$10.03	$10.15	$10.26
Income from investment operations:
Net investment income	0.31	0.28	0.16	(b)
Net realized/unrealized gains (losses) on investments	0.09	(0.12)	(0.11)
Total from investment operations	0.40	0.16	0.05
Less Distributions:
Dividends from net investment income	(0.33)	(0.28)	(0.16)
Net realized gains on investments	— (f)	—	—
Total distributions	(0.33)	(0.28)	(0.16)
Net asset value per share, end of period	$10.10	$10.03	$10.15

Total return	4.01%	1.60%	0.55	%(c)
Ratios/Supplemental Data:
Net Assets at end of period	$408,535	$112,454	$22,159
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.16%	1.15%	1.25	%(d)
After waivers and reimbursements	0.85%	0.85%	0.85	%(d)
Ratio of net investment income to average net assets	3.33%	2.73%	2.41	%(d)
Portfolio turnover	96%	97%	55	%(e)

(a)	For the period from March 30, 2004 (inception of fund) to October 31, 2004.

(b)	Net investment income per share is calculated using ending balances prior to consideration of adjustment for permanent book and tax differences.

(c)	Not Annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

(f)	Amount less than $.005.

See notes to financial statements.

Alpine Mutual Funds - Tax Optimized Income Fund

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Period Ended October 31, 2003 (a)
Investor Class Shares:
Net asset value per share, beginning of period	$10.03	$10.15	$10.18	$10.00
Income from investment operations:
Net investment income	0.36	0.30	0.27	0.23
Net realized/unrealized gains (losses) on investments	0.02	(0.12)	(0.02)	0.18
Total from investment operations	0.38	0.18	0.25	0.41
Less Distributions:
Dividends from net investment income	(0.36)	(0.30)	(0.27)	(0.23)
Net realized gains on investments	— (f)	—	(0.01)	—	(d)
Total distributions	(0.36)	(0.30)	(0.28)	(0.23)
Net asset value per share, end of period	$10.05	$10.03	$10.15	$10.18

Total return	3.88%	1.84%	2.42%	4.12	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$45,260	$45,691	$51,302	$55,591
Ratio of expenses to average net assets:
Before waivers and reimbursements	0.91%	0.90%	1.04%	1.02	%(c)
After waivers and reimbursements	0.60%	0.60%	0.60%	0.60	%(c)
Ratio of net investment income to average net assets	3.58%	2.98%	2.62%	2.48	%(c)
Portfolio Turnover(e)	96%	97%	55%	46%

(a)	For the period from December 6, 2002 (inception of fund) to October 31, 2003.

(b)	Not Annualized.

(c)	Annualized.

(d)	Amount is less than $.0005.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

(f)	Amount less than $.005.

See notes to financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2006

1.	Organization:

Alpine Series Trust (the “Series Trust’’) was organized in 2001 as a Delaware Business Trust, and is registered under the Investment Company Act of 1940 , as amended (the “1940 Act’’), as an open-ended management investment company. Alpine Income Trust (the “Income Trust’’) was organized in 2002 as a Delaware Business Trust, and is registered under the 1940 Act, an open-ended management investment company. Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, and Alpine Dynamic Innovators Fund are four separate funds of the Series Trust. Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund are two separate funds of the Income Trust. Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Municipal Money Market Fund, and Alpine Tax Optimized Income Fund (individually referred to as a “Fund’’ and collectively, “the Funds’’) are diversified funds. Alpine Woods Capital Investors, LLC (the “Adviser’’) is a Delaware Corporation and serves as investment manager to the Funds. Alpine Dynamic Financial Services Fund and Alpine Dynamic Innovators Fund commenced operations on November 1, 2005 and July 11, 2006, respectively.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP’’), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Dynamic Balance, Dynamic Dividend, Dynamic Financial Services, Dynamic Innovators and Tax Optimized Income Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ’’) National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. The valuation of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating, and maturity or an appropriate matrix utilizing similar factors.

The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

B. Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date).
Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2006

C. Short Sale Transactions:

The Dynamic Balance, Dynamic Dividend, Dynamic Financial Services, and Dynamic Innovators Fund are authorized to engage in short selling. Short sales are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a fund must borrow the security to deliver to the buyer when affecting a short sale. The fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. A fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A fund will realize a gain if the security declines in value between those dates. A fund is also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. A fund must pay the dividend to the lender of the security.

All short sales must be fully collateralized. Accordingly, the funds maintain collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

D. Line of Credit:

Each Fund has a line of credit with Custodial Trust Company (“CTC’’). Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the Investment Company Act of 1940, as amended. The average interest rate paid on outstanding borrowings was 6.02% for the year ended October 31, 2006.

			Dynamic
	Dynamic	Dynamic	Financial	Dynamic
	Balance	Dividend	Services	Innovators
	Fund	Fund	Fund	Fund

Total line of credit amount available	$32,919,211	$219,438,159	$2,584,928	$1,072,684
Line of credit outstanding at October 31, 2006	—	—	—	—
Line of credit amount unused at October 31, 2006	32,919,211	219,438,159	2,584,928	1,072,684
Average balance outstanding during fiscal 2006	—	68,236	4,650	—
Interest expense incurred during fiscal 2006	—	4,957	297	—

E. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

F. Dividends and Distributions:

The Dynamic Balance, the Dynamic Dividend, Dynamic Financial Services, Dynamic Innovators and the Tax Optimized Income Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund’s net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of a Fund at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2006

are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

G. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Tax Optimized Income Fund and Municipal Money Market Fund are allocated among the classes of each respective Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Adviser Class shares.

H. Foreign Translation Transactions:

The Dynamic Balance, Dynamic Dividend, Dynamic Financial Services and Dynamic Innovators Funds may invest up to 15%, 25%, 15% and 20%, respectively, of the value of their total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i) market value of investment and other assets and liabilities at the exchange rate on the valuation date,

ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

I. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

J. Forward Currency Contracts:

A forward currency contract (“forward’’) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward contract is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

K. New Accounting Pronouncements:

In June 2006, the Financial Accounting Standards Board (“FASB’’) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes’’ (“FIN 48’’). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not’’ of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2006

years as of the effective date. At this time, management is evaluating the implications of FIN 48, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.’’ The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

3.	Capital Share Transactions

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Balance Fund

	Year Ended		Year Ended
	October 31, 2006		October 31, 2005
	Shares	Amount	Shares	Amount

Shares sold	370,139	$4,892,372	2,357,599	$30,307,445
Shares issued in reinvestment of dividends	223,573	2,949,759	347,482	4,421,872
Redemption fees.	—	828
Shares redeemed	(1,132,504)	(15,013,692)	(695,107)	(8,900,384)
Total Net change	(538,792)	$(7,170,733)	2,009,974	$25,828,933

Dynamic Dividend Fund
	Year Ended		Year Ended
	October 31, 2006		October 31, 2005
	Shares	Amount	Shares	Amount

Shares sold	30,153,191	$375,145,264	26,088,374	$328,736,945
Shares issued in reinvestment of dividends	3,582,605	44,232,625	1,851,414	22,881,710
Redemption fees	—	87,691	—	80,834
Shares redeemed	(9,111,449)	(112,214,380)	(5,487,954)	(67,754,875)
Total net change	24,624,347	$307,251,200	22,451,834	$283,944,614

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2006

Dynamic Financial Services Fund

	Year Ended
	October 31, 2006(1)
	Shares	Amount

Shares sold	662,964	$7,434,176
Shares issued in reinvestment of dividends	81	840
Redemption fees	—	1,701
Shares redeemed	(41,230)	(483,145)
Total net change	621,815	$6,953,572

(1) Fund commenced operations on November 1, 2005.

Dynamic Innovators Fund
	Period Ended
	October 31, 2006(2)
	Shares	Amount

Shares sold	492,389	$4,924,505
Shares redeemed	(279)	(2,803)
Total net change	492,110	$4,921,702

(2) Fund commenced operations on July 11, 2006

Municipal Money Market Fund

	Year Ended		Year Ended
	October 31,2006		October 31, 2005
	Shares	Amount	Shares	Amount

Investor Class
Shares sold	710,971,867	$710,996,325	458,637,794	$458,637,794
Shares issued in reinvestment of
dividends	6,751,219	6,751,219	2,951,047	2,951,047
Shares redeemed	(556,596,165)	(556,596,165)	(387,022,761)	(387,022,761)
Total net change	161,126,921	$161,151,379	74,566,080	$74,566,080

Adviser Class
Shares sold	4,105,510	$4,105,509	752,977	$752,977
Shares issued in reinvestment of
Dividends	28,844	28,844	4,836	4,836
Shares redeemed	(2,147,291)	2,147,291	(221,332)	(221,332)
Total net change	1,987,063	$1,987,062	536,481	$536,481

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2006

Tax Optimized Income Fund

	Year Ended		Year Ended
	October 31, 2006		Octo ber31,2005
	Shares	Amount	Shares	Amount

Investor Class
Shares sold	257,070	$2,582,229	166,813	$1,685,243
Shares issued in reinvestment of dividends	160,542	1,610,154	143,767	1,448,075
Redemption fees	—	50	—	274
Shares redeemed	(466,588)	(4,682,994)	(810,106)	(8,168,307)
Total net change	(48,976)	$(490,561)	(499,526)	$(5,034,715)

Adviser Class
Shares sold	41,598	$420,019	8,831	$89,000
Shares issued in reinvestment of dividends	366	3,693	195	1,965
Shares redeemed	(12,724)	(127,291)	—	—
Total net change	29,240	$296,421	9,026	$90,965

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2006 are as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales

Dynamic Balance Fund	$14,562,828	$20,425,343	$5,518,428	$—

Dynamic Dividend Fund	1,104,416,092	829,973,858	—	—

Dynamic Financial Services Fund	10,054,220	3,800,787	—	—

Tax Optimized Income Fund	87,443,113	87,064,954	—	—

Dynamic Innovators Fund	1,442,169	159,973	—	—

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar’’) serves as the Funds’ distributor. The Municipal Money Market Fund and the Tax Optimized Income Fund have each adopted a distribution and servicing plan (the “Plan’’) for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Municipal Money Market Fund incurred $23,572 and the Tax Optimized Income Fund incurred $4,420 pursuant to the Plan for the year ended October 31, 2006.

The Plan for the Municipal Money Market Fund and the Tax Optimized Income Fund may be terminated at any time by vote of the Trustees of the Income Trust who are not “interested persons’’, as defined by the 1940 Act, of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2006

6.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine’’) provides investment advisory services to the Funds. Pursuant to the investment adviser’s agreement with the Funds, Alpine is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund and Dynamic Innovators Fund. Alpine is entitled to an annual fee based on 0.45% of the Municipal Money Market Fund’s average daily net assets and an annual fee based on 0.75% of the Tax Optimized Income Fund’s average daily net assets.

The Adviser agreed to reimburse the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund and Tax Optimized Income Fund-Investor Class to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed 1.35%, 1.35%, 1.35%, 1.35% and 0.60% of the Fund’s average daily net assets, respectively. For the year ended October 31, 2006, the Adviser agreed to reimburse the Municipal Money Market Fund-Investor Class to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.25% to 0.30% of the Fund’s average daily net assets during 2006. The expense caps for the Adviser Class Shares of the Municipal Money Market Fund and Tax Optimized Income Fund are 0.25% higher than the Investor Class shares. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the year ended October 31, 2006, the Adviser waived investment advisory fees totaling 601,239, 139,078, 42,892 and $42,102 for the Municipal Money Market Fund, Tax Optimized Income Fund, Dynamic Financial Services Fund and Dynamic Innovators Fund, respectively. The expense limitation will remain in effect unless and until the Board of Trustees of the Series and Income Trusts approve its modification or termination.

Reimbursed/absorbed expenses subject to potential recovery by year of expiration as follows:

	Dynamic	Dynamic	Dynamic	Municipal	Tax Optimized
	Innovators	Financial	Dividend	Money Market	Income
Year of Expiration	Fund	Services Fund	Fund	Fund	Fund

10/31/07	$—	$—	$2,149	$311,122	$233,633
10/31/08	$—	$—	$—	$574,245	$148,232
10/31/09	$42,102	$42,892	$—	$—	$—

At October 31, 2006, the Dynamic Balance Fund and Dynamic Dividend had $571,019 and $30,996,984, respectively, invested in the Alpine Municipal Money Market Fund.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2006

7.	Federal Income Tax Information:

At October 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

			Dynamic		Municipal	Tax
	Dynamic	Dynamic	Financial	Dynamic	Money	Optimized
	Balance	Dividend	Services	Innovators	Market	Income
	Fund	Fund	Fund	Fund	Fund	Fund

Cost of investments	$80,244,465	$609,834,553	$7,425,087	$4,967,679	$367,989,760	$46,313,912

Gross unrealized appreciation	$20,631,232	$43,678,690	$310,901	$103,029	$—	$143,456
Gross unrealized depreciation	(3,064,214)	(27,864,646)	(255,678)	(38,759)	—	(25,728)
Net unrealized appreciation/
(depreciation)	$17,567,018	$15,814,044	$55,223	$64,270	$—	$117,728

Undistributed ordinary
Income	$564,747	$5,753,471	$535,201	$87,457	$—	$4,213
Undistributed long-term
capital gain	2,739,016	—	—	—	—	—
Total distributable earnings	$3,303,763	$5,753,471	$535,201	$87,457	$—	$4,213

Other accumulated
gains/(losses)	$—	$(19,455,781)	$—	$—	$—	$(55,361)
Total accumulated
earnings/(losses)	$20,870,781	$2,111,734	$590,424	$151,727	$—	$66,580

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2006

The tax character of distributions paid during the years ended October 31, 2006 and 2005 were as follows:

	2006	2005
Dynamic Balance Fund
Ordinary income	$1,535,036	$1,778,074
Long-term capital gain	1,667,049	3,203,577
	$3,202,085	$4,981,651

Dynamic Dividend Fund
Ordinary income	$57,422,280	$27,647,226
Long-term capital gain	—	212,050
	$57,422,280	$27,859,276

Dynamic Financial Services Fund
Ordinary income	$840
Long-term capital gain	—
	$840

Dynamic Innovators Fund
Ordinary income	$—
Long-term capital gain	—
$—

Municipal Money Market Fund
Exempt interest dividend	$8,396,915	$5,190,167
Ordinary Income	6,838	—
Long-term capital gain	—	—
	$8,403,753	$5,190,167

Tax Optimized Income Fund
Ordinary income	$316,746	$619,728
Exempt interest dividends	1,309,688	844,130
Long-term capital gain	11,069	—
	$1,637,503	$1,463,858

Capital loss carryovers as of October 31, 2006 are as follows:

	Dynamic	Tax Optimized
	Dividend	Income
Expiration Date	Fund	Fund

10/31/2013	$4,335,047	—
10/31/2014	$15,159,910	$55,361

*Capital gain distributions will resume in the future to the extent gains are realized in excess of the available gains.

Alpine Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Trustees
of Alpine Series Trust and Alpine Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Series Trust, comprising the Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund and Alpine Dynamic Innovators Fund; and Alpine Income Trust, comprising the Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund (collectively, the “Funds’’), as of October 31, 2006 and the related statements of operations and changes in net assets for the periods indicated therein, and the financial highlights for the periods subsequent to October 31, 2003. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the periods ended prior to October 31, 2004 were audited by other auditors whose report, dated December 19, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2006, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated in the first paragraph, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI
December 18, 2006

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
October 31, 2006

As a shareholder of the Dynamic Balance Fund and the Municipal Money Market Fund, Adviser and Investor Class, you will incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the Dynamic Dividend Fund and the Tax Optimized Income Fund, Adviser & Investor Class, you will incur two types of costs: (1) redemption fees and (2) ongoing costs. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on in investment of $1,000 for the period 5/1/06-10/31/06.
The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Dynamic Dividend Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 60 calendar days after purchase.
Shareholders in the Tax Optimized Income Fund, Adviser & Investor Class, will be charged a redemption fee equal to 0.25% of the net amount of the redemption if they redeem their shares less than 30 calendar days after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under heading entitled
“ Expenses Paid During Period’’ to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpine Dynamic Balance Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/01/2006	10/31/2006	5/1/06-10/31/06*

Actual (1)	$1,000.00	$1,008.70	$6.02
Hypothetical (2)	$1,000.00	$1,019.21	$6.06

(1)	Ending account values and expenses paid during period based on a 0.87% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*	Expenses are equal to Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2006

Alpine Dynamic Dividend Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/2006	10/31/2006	5/1/06-10/31/06*

Actual (1)	$1,000.00	$1,021.40	$6.01
Hypothetical (2)	$1,000.00	$1,019.26	$6.01

(1)	Ending account values and expenses paid during period based on a 2.14% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*	Expenses are equal to Fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Dynamic Financial Services Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/2006	10/31/2006	5/1/06-10/31/06*

Actual (1)	$1,000.00	$1,057.50	$7.00
Hypothetical (2)	$1,000.00	$1,018.40	$6.87

(1)	Ending account values and expenses paid during period based on a 5.75% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*	Expenses are equal to Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Dynamic Innovators Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/11/2006(3)	10/31/2006	7/11/2006-10/31/06*

Actual (1)	$1,000.00	$1,031.00	$6.91
Hypothetical (2)	$1,000.00	$1,008.54	$6.83

(1)	Ending account values and expenses paid during period based on a 3.10% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
(3)	Fund commenced operations on July 12, 2006.

*	Expenses are equal to Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 112/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2006

Alpine Municipal Money Market Fund
Adviser Class Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/2006	10/31/2006	5/1/06-10/31/06*

Actual (1)	$1,000.00	$1,016.40	$2.80
Hypothetical (2)	$1,000.00	$1,022.43	$2.80

(1)	Ending account values and expenses paid during period based on a 1.64% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*	Expenses are equal to Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Municipal Money Market Fund
Investor Class Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/2006	10/31/2006	5/1/06-10/31/06*

Actual (1)	$1,000.00	$1,017.70	$1.53
Hypothetical (2)	$1,000.00	$1,023.69	$1.53

(1)	Ending account values and expenses paid during period based on a 1.77% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*	Expenses are equal to Fund’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Tax Optimized Income Fund
Adviser Class Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/2006	10/31/2006	5/1/06-10/31/06*

Actual (1)	$1,000.00	$1,021.10	$4.33
Hypothetical (2)	$1,000.00	$1,020.92	$4.33

(1)	Ending account values and expenses paid during period based on a 2.11% return. The return is considered after expenses are deducted from the fund.
(2) Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*	Expenses are equal to Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2006

Alpine Tax Optimized Income Fund
Investor Class Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/2006	10/31/2006	5/1/06-10/31/06*

Actual (1)	$1,000.00	$1,021.40	$3.06
Hypothetical (2)	$1,000.00	$1,022.18	$3.06

(1)	Ending account values and expenses paid during period based on a 2.14% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*	Expenses are equal to Fund’s annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2006

Investment Advisor and Advisory Contract

On December 13, 2005, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator. The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

The Board Members also evaluated the investment performance of the Funds relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable).

The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered the Funds’ total expense ratios and contractual investment advisory fees compared to their respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Dynamic Balance Fund, the Dynamic Dividend Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

The Board Members considered the extent to which economies of scale would be realized with respect to operational costs as the Funds grow in their number of shareholders and assets under management, the existence of breakpoints previously established by the Adviser, and whether fee levels to be charged by the Adviser reflect these economies of scale for the benefit of Fund investors and are fair under the circumstances, which the Board Members, including all of the non-interested Trustees, believed to be the case.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2006

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

# of
	Position(s)	Term of Office		Portfolios in
	Held with	and Length of	Principal Occupation During	Fund	Other Directorships
Name, Address and Age	the Trust	Time Served	Past Five Years	Complex*	Held by Trustee

Laurence B. Ashkin (78),	Independent	Indefinite,	Real estate developer and	10	Trustee of Alpine
2500 Westchester Ave.	Trustee	Since the	construction consultant since		Equity and Alpine
Purchase, NY 10577		Trust’s	1980; Founder and President of		Series Trusts
		inception	Centrum Properties, Inc. since		(formerly Evergreen
			1980.		Global Equity Trust).

H. Guy Leibler (52),	Independent	Indefinite,	Chief Operating Officer L&L	10	Director, White
2500 Westchester Ave.	Trustee	since the	Acquisitions, LLC since 2004;		Plains Hospital
Purchase, NY 10577		Trust’s	President, Skidmore, Owings &		Center; Founding
		inception.	Merrill LLP, 2001-2003, Director		Director, Stellaris
			of Brand Space Inc., a brand		Health Network,
			marketing/advertising company		Trustee of Alpine
			(1997-1999);		Equity and Alpine
Series Trusts

Jeffrey E. Wacksman (46)	Independent	Indefinite,	Partner, Loeb, Block & Partners	10	Director, Dynesty
2500 Westchester Ave.	Trustee	since 2004	LLP, since 1994.		Holdings Inc;
Purchase, NY 10577					Director, MH
Properties Inc.;
Director, Bondi
Icebergs Inc.;
Trustee, Larchmont
Manor Park Society;
Trustee of Alpine
Equity and Alpine
Series Trusts

*	The term “Fund Complex’’ refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, and the Alpine Global Dynamic Dividend Fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2006

Interested Trustees and Officers

# of
	Position(s)	Term of Office		Portfolios in
	Held with	and Length of	Principal Occupation During	Fund	Other Directorships
Name, Address and Age	the Trust	Time Served	Past Five Years	Complex**	Held by Trustee

Samuel A. Lieber* (50),	Interested	Indefinite,	CEO of Alpine Woods Capital	10	Trustee of Alpine
2500 Westchester Ave.	Trustee,	since	Investors, LLC, since November		Equity and Alpine
Purchase, NY 10577	Portfolio	inception.	1997. Formerly Senior Portfolio		Series Trusts
	Manager, and		Manager with Evergreen Asset
	President		Management Corp. (1985-1997)

Stephen A. Lieber (81)	Vice President	Indefinite,	Chairman and Senior Portfolio	10	None
2500 Westchester Ave.		since	Manager, Saxon Woods Advisors,
Purchase, NY 10577		inception	LLC Since 1999. Formerly
President, Evergreen Asset
Management Corp. (1971-1999).
Formerly, Chairman and Chief
Executive Officer, Lieber &
Company (1969-1999)

Steven C. Shachat (45)	Vice President	Indefinite,	Managing Director of Alpine	10	None
2500 Westchester Ave.	and Portfolio	since 2002	Woods Capital Investors, LLC,
Purchase, NY 10577	Manager		since September 2002. Formerly,
Senior Portfolio Manager with
Evergreen Investment
Management Corp. (1989-2001)

Sheldon R. Flamm (58)	Treasurer and	Indefinite,	Chief Financial Officer, Saxon	10	None
2500 Westchester Ave.	Chief	since 2002	Woods Advisors, LLC, 1999-
Purchase, NY 10577	Compliance		Present; Chief Financial Officer,
	Officer		Lieber & Co. a wholly-owned
subsidiary of First Union National
Bank), 1997-1999, Chief Financial
Officer of Evergreen Asset
Management Corp March 1987 to
September 1999.

Oliver Sun (41)	Secretary	Indefinite,	Controller of Alpine Woods	10	None
2500 Westchester Ave.		since 2002	Capital Investors, LLC, 1998 to
Purchase, NY 10577			present
*	Denotes Trustees who is an “interested persons’’ of the Trust or Fund under the 1940 Act.
**	The term “Fund Complex’’ refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, and the Alpine Global Dynamic Dividend Fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2006

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2006 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Dynamic Balance Fund	58.49%
Dynamic Dividend Fund	100.00%
Dynamic Financial Services Fund	7.2%
Dynamic Innovators Fund	0%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Dynamic Dividend Fund	22.4%
Dynamic Balance Fund	57.4%
Dynamic Financial Services Fund	7.2%
Dynamic Innovators Fund	0%

Additional Information Applicable to Foreign Shareholders Only (Unaudited):
The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

Dynamic Balance	36.90%
Dynamic Dividend	0.87%
Dynamic Financial Services	2.64%
Dynamic Innovators	0.00%
Municipal Money Market	100.00%
Tax Optimized	100.00%

The Funds hereby designate the following percentages of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

Dynamic Balance	0.00%
Dynamic Dividend	0.00%
Dynamic Financial Services	0.00%
Dynamic Innovators	0.00%
Municipal Money Market	0.00%
Tax Optimized	0.00%

Availability of Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, the Funds will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee. Laurence Ashkin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were not applicable. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2006	FYE 10/31/2005
Audit Fees	$37,160	$36,000
Audit-Related Fees	0	0
Tax Fees	$6,536	$5,800
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

At a Special Meeting of the shareholders of the Alpine Dynamic Financial Services Fund (the “Fund”) held on May 24, 2006, a Resolution was approved to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, (the “Act”) from a diversified to a non-diversified investment company. As a result, effective June 1, 2006, the Fund was no longer subject to the diversification limits described in Section 5(b)(1) of the Act and is permitted to invest a higher percentage of its assets in the securities of a particular issuer than previously had been permissible. The Investment Adviser believes this change allows the Fund to pursue more effectively its investment objective of long-term growth of capital and consistent above average total returns. However, there can be no assurance that the change in the sub-classification to non-diversified will result in enhanced investment performance

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

  (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Alpine Series Trust

By (Signature and Title) /s/ Samuel A. Lieber
Samuel A. Lieber, President

Date 1-10-2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Samuel A. Lieber
Samuel A. Lieber, President

Date 1-10-2007

By (Signature and Title)* /s/ Sheldon Flamm
Sheldon Flamm, Treasurer

Date 1-10-2007

* Print the name and title of each signing officer under his or her signature.